                                                                      EXHIBIT 21

                  NRG ENERGY, INC. - 10-K SUBSIDIARY LIST
                               MARCH 14, 2002

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            SUBSIDIARY NAME                   DATE OF          STATE OF                        DESCRIPTION
                                           INCORPORATION    INCORPORATION
                                           DATE ACQUIRED
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
Arcata Energia Ltda.                           Acquired         Peru            Subsidiary of Cementos Norte Pacasmayo Energia
                                             10/03/2001                         S.A. (CNPE)
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Arthur Kill Power LLC                        03/11/1999         Delaware        entity holding title to 842-MW Arthur Kill
                                                                                Generating Station, located on Staten Island, New
                                                                                York, includes two steam generating units designed
                                                                                to burn gas and oil
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Astoria Gas Turbine Power LLC                03/11/1999         Delaware        entity holding title to 614-MW Astoria Gas Turbine
                                                                                Sites, located in Queens, New York, consist of 20
                                                                                gas turbines, grouped into 11 units
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B.L. England Operations Inc.                 05/08/2000         Delaware        to act as a special purpose operating company to
                                                                                provide O&M services pursuant to a contract with
                                                                                B.L. England Power LLC
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B.L. England Power LLC                       05/08/2000         Delaware        entity holding title to 447 MW coal and oil-fired
                                                                                generating facility in Beesley's Point, New Jersey
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Berrians I Gas Turbine Power LLC             06/04/2001         Delaware        simple cycle peaking unit whose purpose is to
                                                                                provide energy during periods of high demand in
                                                                                the NYC control area and to provide capacity to
                                                                                help insure the LSE's are able to meet the
                                                                                requirements set by the NYPSC
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Big Cajun I Peaking Power LLC                08/03/2000         Delaware        develop, own and operate the Cajun expansion
                                                                                project
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Big Cajun II Unit 4 LLC                      09/14/2001         Delaware        electric power generation
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Brazos Valley Energy LP                      05/24/2001         Delaware        1% owner of 633 MW greenfield natural gas-fired
                                                                                combined cycle Brazos Valley Energy Project west
                                                                                of Houston, Texas
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Brazos Valley Technology LP                  05/24/2001         Delaware        633 MW greenfield natural gas-fired combined cycle
                                                                                Brazos Valley Energy Project west of Houston, Texas
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Brimsdown Power Limited                      12/11/1998         United Kingdom  project company for peaking unit associated with
                                                                                Enfield Energy Centre Limited in England
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Cabrillo Power I LLC                         12/11/1998         Delaware        owns and operates Encina electric generation
                                                                                station in San Diego, California
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Cabrillo Power II LLC                        12/11/1998         Delaware        entity holding title to 17 SDG&E combustion
                                                                                turbines in San Diego, California
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Cadillac Renewable Energy LLC                02/27/1997         Delaware        owns Cadillac wood fired power plant in Michigan
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Camas Power Boiler Limited Partnership       02/06/1990         Oregon          owns waste-wood fired steam boiler in Camas
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
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
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            SUBSIDIARY NAME                   DATE OF          STATE OF                        DESCRIPTION
                                           INCORPORATION    INCORPORATION
                                           DATE ACQUIRED
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
                                               Acquired                         paper mill in Washington
                                             11/01/1997
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Camas Power Boiler, Inc.                     02/06/1990         Oregon          general partner in Camas Boiler Limited Partnership
                                               Acquired
                                             11/01/1997
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Capistrano Cogeneration Company              10/15/1986         California
                                               Acquired
                                             01/15/2002
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Carolina Energy, Limited Partnership         01/12/1993         Delaware        holds remaining non-generating assets of the
                                               Acquired                         Carolina Energy transfer station and
                                             11/01/1997                         waste-to-energy facility in North Carolina
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Carquinez Strait Preservation Trust,         04/15/1994         California      non-profit corporation which provides monetary
Inc.                                           Acquired                         support to the communities surrounding the
                                             11/01/1997                         Crockett cogeneration facility in California
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Cementos Norte Pacasmayo Energia S.A.        10/31/1997         Peru            Owner of 38 MW hydroelectric facility; 22.5 MW
                                               Acquired                         diesel power plant; and several mini hydropower
                                             10/03/2001                         facilities totaling 5.6 MW in Peru
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Central and Eastern Europe Power Fund,       11/25/1999         Bermuda         Investment vehicle for power generation projects,
Ltd.                                                                            companies developing power generation projects and
                                                                                certain transmission and distribution systems in
                                                                                various countries in Central and Eastern Europe
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Chickahominy River Energy Corp.              06/02/1988         Virginia        Acquired this entity as part of the Commonwealth
                                               Acquired                         Atlantic Power LLC closing as well as Hanover
                                             01/11/2002                         Energy Company
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Clark Power LLC                              11/15/2000         Delaware        Formed to acquire future assets (740 MW gas-fired
                                                                                Clark power station and related assets in Nevada)
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Cobee Energy Development LLC                 04/02/1998         Delaware        provides international business development
                                                                                services in Latin America for Compania Boliviana
                                                                                de Energia Electrica S.A.
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Cobee Holdings Inc.                          12/16/1996         Delaware        domestic holding company for Tosli Investments
                                                                                B.V. in Latin America
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Cogeneration Corporation of America          12/05/1983         Delaware        develops, owns and operates cogeneration
                                               Acquired                         facilities in U.S.
                                             04/30/1996
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Collinsville Operations Pty Ltd              11/30/1995         Australia       operates Collinsville coal fired power plant in
                                                                                Australia
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Collinsville Power Joint Venture             01/24/1996         Australia       owns Collinsville coal fired power plant in
(unincorporated)                                                                Australia
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Commonwealth Atlantic Limited                01/13/1989         Virginia        Owns Hanover Energy Company, which owns 100% of
Partnership                                    Acquired                         Chickahominy, which owns 50.04995% of Commonwealth
                                             01/11/2002                         Atlantic Limited Partnership
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Commonwealth Atlantic Power LLC              07/16/2001         Delaware        Entity to acquire shares in Hanover Energy Company
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

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
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            SUBSIDIARY NAME                   DATE OF          STATE OF                        DESCRIPTION
                                           INCORPORATION    INCORPORATION
                                           DATE ACQUIRED
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
Compania Boliviana de Energia Electrica      04/17/1925         Canada (Nova    owns and operates hydroelectric facilities in
S.A.                                           Acquired         Scotia)         Bolivia (Latin America)
                                             12/20/1996
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Compania Electrica Central Bulo Bulo         09/10/1999         Bolivia         will eventually be the Bulo Bulo project company
S.A.                                                                            owned by Inversiones Bulo Bulo S.A.
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Conemaugh Power LLC                          05/08/2000         Delaware        entity holding title to 1,711 MW coal fired
                                                                                generating facility located Conemaugh, Pennsylvania
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Coniti Holding B.V.                          06/09/1995         Netherlands     international holding company for the Bulo Bulo
                                               Acquired                         project in La Paz, Bolivia
                                             12/19/1996
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Connecticut Jet Power LLC                    07/30/1999         Delaware        sells electricity
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Croatia Power Group                          12/16/1999         Cayman Islands  Entity formed to hold interest in 190 MW electric power generation project in Reijka, Croatia
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Crockett Cogeneration, A California          01/11/1986         California      owns Crockett cogeneration facility in California
Limited Partnership                            Acquired
                                             11/01/1997
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Csepel Luxembourg (No. 1) S.a.r.l.           03/28/2001         Luxembourg      Luxembourg holding company for the Csepel project
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Csepeli Aramtermelo Kft.                     04/01/1996         Hungary         which owns a 389 MW CCGT facility and a 106 MW
                                               Acquired                         steam and hot water generation facility in
                                             06/29/2001                         Budapest, Hungary (Csepel II)
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Csepeli Eromu Rt.                            05/10/1991         Hungary         Owns a 116 MW thermal and industrial park support
                                               Acquired                         complex in Budapest, Hungary
                                             06/29/2001
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Deepwater Operations Inc.                    05/08/2000         Delaware        to act as a special purpose operating company to
                                                                                provide O&M services pursuant to a contract with
                                                                                Deepwater Power LLC
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Deepwater Power LLC                          05/08/2000         Delaware        entity holding title to 239 MW fossil fuel
                                                                                generating facility Pensville, New Jersey
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Denver City Energy Associates, L.P.          11/06/1996         Delaware        Project company for 487 MW plant located in Denver
                                               Acquired                         City, Texas
                                             01/29/2001
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Devon Power LLC                              07/30/1999         Delaware        sells electricity and thermal energy 401-MW
                                                                                generation capacity located on the Housatonic River
                                                                                at Milford, Conn.
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Dunkirk Power LLC                            03/10/1999         Delaware        entity holding title to Dunkirk Station, a
                                                                                four-unit, 600 MW plant, is located 55 miles
                                                                                southwest of Buffalo, New York
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Eastern Generation Services (India)          09/09/1997         India           O&M entity for 355 MW Lanco Kondapalli Power Plant
Private Limited                                                                 in the State of Andhra Pradesh, India
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Eastern Sierra Energy Company                03/28/1988         California      Production of electricity and thermal energy
                                               Acquired
                                             09/20/2001
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ECK Generating, s.r.o.                       11/30/1995         Czech Republic  owns new 300+ MW coal fired power plant expansion under construction in Kladno,
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

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
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            SUBSIDIARY NAME                   DATE OF          STATE OF                        DESCRIPTION
                                           INCORPORATION    INCORPORATION
                                           DATE ACQUIRED
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
                                                                                Czech Republic
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El Segundo Power II LLC                      11/14/2000         Delaware        was formed to acquire future assets (project
                                                                                entity to install new units #5, #6 and #7
                                                                                at the El Segundo Generating Station in California,
                                                                                with a target net electrical output of 641 MW)
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El Segundo Power, LLC                        11/25/1997         Delaware        owns El Segundo gas fired power plant in California
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Elk River Resource Recovery, Inc.            02/06/1995         Minnesota       inactive - proposed owner of Elk River waste
                                                                                processing facility in Minnesota
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Empresa de Generacion Electrica Cahua          Acquired         Peru            Owner of 45 MW of hydroelectric generation in Peru
S.A.                                         10/03/2001
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Energeticke Centrum Kladno, s.r.o.           09/30/1992         Czech Republic  owns existing coal fired power plant in Kladno,
                                               Acquired                         Czech Republic
                                             08/25/1995
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Energy Developments Limited                  08/30/1991         Australia       develops, owns and operates power generation and
                                               Acquired         (Queensland)    waste-to-energy projects in Australia, New
                                             02/11/1997                         Zealand, Asia and England
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Energy Investors Fund, L.P.                  01/06/1988         Delaware        domestic investment company which holds limited
                                               Acquired                         partner interests in Crockett, Curtis/Palmer,
                                             11/01/1997                         Windpower 87 and Windpower 88 projects; also a
                                                                                funding vehicle for numerous other unrelated
                                                                                projects in the U.S.
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Energy National, Inc.                        09/13/1984         Utah            domestic holding company which holds limited
                                               Acquired                         partner interests in Crockett, Curtis/Palmer,
                                             11/01/1997                         Maine Energy Recovery Company, Penobscot Energy
                                                                                Recovery Company, PowerSmith, Windpower 87,
                                                                                Windpower 88 projects; general partner in Penobscot
                                                                                Energy Recovery Co.
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Enfield Energy Centre Limited                03/05/1993         United Kingdom  owns Enfield gas fired power plant in England
                                               Acquired
                                             12/09/1996
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Enfield Holdings B.V.                        03/27/1996         Netherlands     international holding company for Enfield Energy
                                                                                Centre Limited project in England.
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Enfield Operations (UK) Limited              11/04/1997         United Kingdom  holds employees for Enfield Operations, L.L.C. in
                                                                                England
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Enfield Operations, L.L.C.                   08/07/1997         Delaware        operates Enfield gas fired power plant in England
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ENI Crockett Limited Partnership             04/10/1995         Oregon          limited partner in Crockett Cogeneration, A
                                               Acquired                         California Limited Partnership
                                             11/01/1997
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Enifund, Inc.                                04/22/1988         Utah            holds property (house at Crockett cogeneration
                                               Acquired                         facility) and provides consulting services to
                                             11/01/1997                         Maine Energy Recovery Company
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Enigen, Inc.                                 08/17/1987         Utah            general partner in The PowerSmith Cogeneration
                                               Acquired                         Project, Limited Partnership
                                             11/01/1997
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


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
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            SUBSIDIARY NAME                   DATE OF          STATE OF                        DESCRIPTION
                                           INCORPORATION    INCORPORATION
                                           DATE ACQUIRED
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
Entrade d.o.o.                               07/14/2000         Slovenia        Slovenian branch of Entrade GmbH
                                               Acquired
                                             10/26/2000
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Entrade Deutschland GmbH                     06/02/2000         Berlin, Germany German branch of Entrade GmbH
                                               Acquired
                                             10/26/2000
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Entrade GmbH                                 01/23/1998         Switzerland     Swiss energy trading company
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Entrade Holdings B.V.                        04/07/2000         Netherlands     international holding company registered to do
                                                                                business in Switzerland for Entrade GmbH
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Entrade Poland Sp. z o.o.                                       Poland          Polish branch of Entrade GmbH
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Entrade s.r.o.                               08/20/2001         Czech Republic  Czech branch of Entrade GmbH
                                               Acquired
                                             09/19/2001
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ESOCO Crockett, Inc.                         12/09/1992         Oregon          operates Crockett cogeneration facility in
                                               Acquired                         California
                                             11/01/1997
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ESOCO Fayetteville, Inc.                     08/30/1996         Oregon          inactive - proposed operator of Fayetteville
                                               Acquired                         waste-to-energy facility in North Carolina
                                             11/01/1997
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ESOCO Molokai, Inc.                          02/06/1990         Utah            inactive - proposed operator of Molokai biomass
                                               Acquired                         fueled power plant in Hawaii
                                             11/01/1997
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ESOCO Orrington, Inc.                        02/01/1989         Utah            operates Penobscot Energy Recovery Company in Maine
                                               Acquired
                                             11/01/1997
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ESOCO Soledad, Inc.                          02/06/1990         Utah            inactive - proposed operator of Soledad wood
                                               Acquired                         burning power plant in California
                                             11/01/1997
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ESOCO Wilson, Inc.                           09/17/1996         Oregon          inactive - proposed operator of Carolina Energy
                                               Acquired                         waste-to-energy facility and transfer station in
                                             11/01/1997                         North Carolina
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ESOCO, Inc.                                  02/01/1989         Utah            domestic holding company for individual Esoco O&M
                                               Acquired                         companies
                                             11/01/1997
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European Generating S.a.r.l.                 10/16/2000         Luxembourg      Project holding company for Rybnik project
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Flinders Coal Pty Ltd                        03/31/2000         Australia       entity holding title to the right to mine at the
                                                                                Leigh Creek Coalfields, South Australia
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Flinders Labuan (No. 1) Ltd.                 08/03/2000         Labuan          Holding company for Flinders project in South
                                                                                Australia
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Flinders Labuan (No. 2) Ltd.                 08/03/2000         Labuan          Holding company for Flinders project in South
                                                                                Australia
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Flinders Osborne Trading Pty Ltd             08/17/2000         Australia       trading entity for gas supply to, and electricity
                                                                                take from, the 190 MW Osborne Power Station in
                                                                                South Australia
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Flinders Power Finance Pty Ltd               08/14/2000         Australia       financecompany borrowing funds for, and on-lending
                                                                                funds to, the NRG Flinders business in South
                                                                                Australia (which includes the 760 MW of coal fired
                                                                                stations in Port Augusta, South Australia)
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Four Hills, LLC                              08/19/1996         Delaware        landfill gas collection system for Nashua project
                                                                                in New Hampshire
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Gladstone Power Station Joint Venture        03/30/1994         Australia       owns Gladstone coal fired power plant in
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

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
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            SUBSIDIARY NAME                   DATE OF          STATE OF                        DESCRIPTION
                                           INCORPORATION    INCORPORATION
                                           DATE ACQUIRED
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
                                                                                (unincorporated) Australia
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GPP Investors I, LLC                         06/23/1997         Delaware        Limited partner of 487 MW plant located in
                                               Acquired                         Denver City, Texas
                                             01/29/2001
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Granite II Holding, LLC                      07/16/1999         Delaware        Holding company for Batesville, Kendall and Denver
                                               Acquired                         City projects acquired from LS Power, LLC
                                             01/29/2001
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Granite Power Partners II, L.P.              01/31/1996         Delaware        Holding company for all LS Power, LLC's equity
                                               Acquired                         interest in independent power projects acquired by
                                             01/29/2001                         NRG on 1/20/2001.
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Graystone Corporation                        05/25/1989         Minnesota       general partner in Louisiana Energy Services, L.P.
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Gunwale B.V.                                 11/19/1979         Netherlands     holds shares in NRGenerating Holdings (No. 4) B.V.
                                               Acquired                         for Loy Yang project in Australia
                                             12/01/1993
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Hanover Energy Company                       11/15/1988         California      acquired as part of the Commonwealth Atlantic
                                               Acquired                         Power LLC closing along with Chickahominy River
                                             01/11/2002                         Energy Corp.
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Hsin Yu Energy Development Co., Ltd.           Acquired                         Owner of 170 MW cogeneration facility located at
                                             07/27/2001                         the Hsinchu Science-Based Industrial Park in Taiwan
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Huntley Power LLC                            03/10/1999         Delaware        entity holding title to the Huntley Station,
                                                                                located three miles north of Buffalo, is Niagara
                                                                                Mohawk's largest coal-fired plant and is comprised
                                                                                of six units with a total nominal rating of 760 MW
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Indian River Operations Inc.                 05/08/2000         Delaware        to act as a special purpose operating company to
                                                                                provide O&M services pursuant to a contract with
                                                                                Indian River Power LLC
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Indian River Power LLC                       05/08/2000         Delaware        entity holding title to 784 MW coal fired
                                                                                generating facility located in Millsboro, Delaware
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Inversiones Bulo Bulo S.A.                   09/10/1999         Bolivia         holding company that will eventually indirectly
                                                                                own the Bulo Bulo project.
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Itiquira Energetica S.A.                     09/15/2000         Brazil          entity formed to develop, construct, own and
                                                                                operate a 156 MW hydroelectric power generation
                                                                                facility in the State of Mato Grosso, Brazil
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Jackson Valley Energy Partners, L.P.         05/21/1991         California      owns and operates waste lignite/cogeneration plant
                                                                                and lignite mining and reclamation operation in
                                                                                California
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James River Cogeneration Company               Acquired
                                             01/15/2005
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James River Power LLC                        07/16/2001         Delaware        Entity to acquire shares in Capistrano Cogeneration
                                                                                Company
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Kanel Kangal Elektrik Limited Sirketi        04/14/1998         Turkey          will own 450 MW coal-fired Kangal plant in
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
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
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            SUBSIDIARY NAME                   DATE OF          STATE OF                        DESCRIPTION
                                           INCORPORATION    INCORPORATION
                                           DATE ACQUIRED
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
                                                                                central Turkey
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Kaufman Cogen LP                             05/24/1999         Delaware        project company for power generation project near
                                               Acquired                         Mesquite, Texas.
                                             12/18/2000
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Keystone Power LLC                           05/08/2000         Delaware        entity holding title to 1,711 MW coal fired
                                                                                generating facility located near Pittsburgh,
                                                                                Pennsylvania
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Kiksis B.V.                                  12/30/1985         Netherlands     inactive - was to be used for first tier Dutch
                                               Acquired                         B.V. for Estonia project
                                             12/01/1993
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Killingholme Generation Limited              10/11/1999         United Kingdom  project company for Killingholme Power Station in
                                               Acquired                         England
                                             10/11/1999
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Killingholme Holdings Limited                02/20/2000         United Kingdom  additional holding company formed to hold interest
                                               Acquired                         in Killingholme Power Station through KGL in
                                             03/17/2000                         England
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Killingholme Power Limited                   05/25/1999         United Kingdom  project company for 665MW gas-fired Killingholme A
                                               Acquired                         combined-cycle, gas-turbine power station in North
                                             03/29/2000                         Lincolnshire, England.
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Kingston Cogeneration Limited                  Acquired         Canada (Ontario)owns Kingston cogeneration facility in Ontario,
Partnership                                  11/01/1997                         Canada
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Kissimee Power Partners, Limited             02/18/1992         Delaware        limited partner in Cypress Energy Partners,
Partnership                                                                     Limited Partnership in Florida
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Kladno Power (No. 1) B.V.                    01/23/1995         Netherlands     international holding company in Energeticke
                                                                                Centrum Kladno, s.r.o. in Czech Republic
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Kladno Power (No. 2) B.V.                    01/23/1995         Netherlands     international holding company in Matra Powerplant
                                                                                Holding B.V. in Czech Republic (ECKG)
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Kraftwerk Schkopau Betriebsgesellschaft        Acquired         Germany         operates Schkopau coal fired power plant in Germany
mbH                                          01/01/1994
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Kraftwerk Schkopau GbR                         Acquired         Germany         owns Schkopau coal fired power plant assets in
                                             01/01/1994                         Germany
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KUSEL Kutahya Seyitomer Elektrik             04/19/2000         Turkey          will own as a part of a consortium Seyitomer 600
Limited Sirketi                                                                 MW lignite-fired plant plant in Turkey
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Lakefield Junction LLC                       06/30/1998         Delaware        owns peaking plant 550-megawatt (MW) generation
                                                                                facility consisting of six natural gas-fired
                                                                                combustion turbine generators
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Lambique Beheer B.V.                         01/06/1977         Netherlands     international holding company in MIBRAG B.V. and
                                               Acquired                         Mitteldeutsche Braunkohlengesellschaft mbH in
                                             12/01/1993                         Germany
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Lanco Kondapalli Power Pvt Ltd.              08/21/1995         India           355 MW Lanco Kondapalli Power Plant in the State
                                               Acquired                         of Andhra Pradesh, India
                                             07/16/2001
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Landfill Power LLC                           05/02/1994         Wyoming         owns and operates Flying Cloud landfill gas fueled
                                               Acquired                         power generation facility in Eden Prairie,
                                             07/01/1994                         Minnesota
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Langage Energy Park Limited                  11/30/1999         United Kingdom  will own land for project in Plymouth England
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

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
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            SUBSIDIARY NAME                   DATE OF          STATE OF                        DESCRIPTION
                                           INCORPORATION    INCORPORATION
                                           DATE ACQUIRED
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
Le Paz Incorporated                          06/01/1990         Minnesota       limited partner in Louisiana Energy Services, L.P.
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Long Beach Generation LLC                    02/04/1998         Delaware        owns Long Beach gas fired power plant in California
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Louisiana Energy Services, L.P.              04/09/1990         Delaware        owns uranium enrichment facility under development
                                                                                in Louisiana
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Louisiana Generating LLC                     06/14/1996         Delaware        will own Cajun non-nuclear generating assets in
                                                                                Louisiana (including gas and coal fired
                                                                                generation) 1,708MW
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Loy Yang Power Management Pty Ltd            03/25/1997         Australia       operates Loy Yang coal fired power plant in
                                                                (Victoria)      Australia
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Loy Yang Power Partners                      04/17/1997         Australia       Name of Partnership (4 owners) for owns Loy Yang
                                                                                coal fired power plant in Australia
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Loy Yang Power Projects Pty Ltd              03/25/1997         Australia       provides technical services to Loy Yang coal fired
                                                                (Victoria)      power plant in Australia
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LS Power Management, LLC                     07/29/1998         Delaware
                                               Acquired
                                             01/29/2001
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LSP Batesville Funding Corp.                 08/03/1998         Delaware        Finance company for 837 MW plant in Batesville
                                               Acquired                         Mississippi (Are shares still publically traded?)
                                             01/29/2001
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LSP Batesville Holding, LLC                  07/29/1998         Delaware        Limited partner of 837 MW plant located in
                                               Acquired                         Batesville, Mississippi.
                                             01/29/2001
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LSP Energy Limited Partnership               02/07/1996         Delaware        Project company for 837 MW plant located in
                                               Acquired                         Batesville Mississippi. (Are shares still
                                             01/29/2001                         publically traded?)
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LSP Energy, Inc.                             02/01/1996         Delaware        General partner of 837 MW plant located in
                                               Acquired                         Batesville Mississippi
                                             01/29/2001
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LSP Equipment, LLC                           10/19/1999         Delaware
                                               Acquired
                                             01/29/2001
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LSP-Denver City, Inc.                        10/01/1996         Delaware        General partner of 487 MW plant located in Denver
                                               Acquired                         City, Texas (Mustang)
                                             01/29/2001
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LSP-Hardee Energy, LLC                       08/25/2000         Delaware        Project company for 510 MW plant under
                                               Acquired                         construction in Wachula, Florida
                                             01/29/2001
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LSP-Kendall Energy, LLC                      11/02/1998         Delaware        Project company for 1,160 MW plant under
                                               Acquired                         construction in Minooka, Illinois
                                             01/29/2001
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LSP-Nelson Energy, LLC                       03/01/1999         Delaware        Project company for 1,160 MW plant located in
                                               Acquired                         Nelson Township, Illinois
                                             01/29/2001
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LSP-Pike Energy, LLC                         01/21/2000         Delaware        Project company for 1,160 plant in final
                                               Acquired                         development stage located in Holmesville,
                                             01/29/2001                         Mississippi
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Maine Energy Recovery Company                06/30/1983         Maine           owns waste-to-energy facility in Biddeford, Maine
                                               Acquired
                                             11/01/1997
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Matra Powerplant Holding B.V.                11/28/1995         Netherlands     international holding company in ECK Generating,
                                                                                s.r.o. in Czech Republic
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

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
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            SUBSIDIARY NAME                   DATE OF          STATE OF                        DESCRIPTION
                                           INCORPORATION    INCORPORATION
                                           DATE ACQUIRED
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
Meriden Gas Turbines LLC                     12/20/2000         Delaware        project entity to hold 540 MW greenfield natural
                                                                                gas-fired combined cycle electric generating
                                                                                facility in central Connecticut
------------------------------------------------------------------------------------------------------------------------------------
MESI Fuel Station #1 LLC                     10/28/1999         Delaware        Project company in the business of producing and
                                                                                selling synthetic fuel from Ken West terminal in
                                                                                Catlettsburg, Boyd County Kentucky on the Big
                                                                                Sandy River
------------------------------------------------------------------------------------------------------------------------------------
MIBRAG B.V.                                  12/09/1993         Netherlands     owns 99% of MIBRAG coal mines and coal fired power
                                                                                plants in Germany
------------------------------------------------------------------------------------------------------------------------------------
MidAtlantic Generation Holding LLC           08/20/2000         Delaware        domestic holding company for MidAtlantic region
------------------------------------------------------------------------------------------------------------------------------------
Mid-Continent Power Company, L.L.C.          12/12/1997         Delaware        owns Mid-Continent Power Company cogeneration
                                                                                facility in Oklahoma
------------------------------------------------------------------------------------------------------------------------------------
Middletown Power LLC                         07/30/1999         Delaware        sells electricity and thermal energy-856MW
                                                                                steam-powered plant located beside the Connecticut
                                                                                River in Middletown, Conn
------------------------------------------------------------------------------------------------------------------------------------
Minnesota Methane Holdings LLC               04/08/1996         Delaware        inactive - domestic holding company
------------------------------------------------------------------------------------------------------------------------------------
Minnesota Methane II LLC                     04/08/1997         Delaware        owns and operates original 3 NEO/Ziegler landfill
                                                                                gas projects (Edward Kraemer in Burnsville, MN;
                                                                                Flying Cloud in Eden Prairie, MN and Nashua in New
                                                                                Hampshire)
------------------------------------------------------------------------------------------------------------------------------------
Minnesota Methane LLC                        09/21/1998         Delaware        owns and operates 18 landfill gas projects in the
                                               Acquired                         U.S. financed by Lyon Credit
                                             07/01/1994
------------------------------------------------------------------------------------------------------------------------------------
Minnesota Waste Processing Company,          11/01/1993         Delaware        owns municipal solid waste processing facility and
L.L.C.                                                                          transfer station in Minnesota
------------------------------------------------------------------------------------------------------------------------------------
Mitteldeutsche Braunkohlengesellschaft       11/30/1993         Germany         operates MIBRAG coal mines and coal fired power
mbH                                                                             plants in Germany
------------------------------------------------------------------------------------------------------------------------------------
MM Albany Energy LLC                         01/08/1997         Delaware        landfill gas fueled power generation for project
                                                                                in New York
------------------------------------------------------------------------------------------------------------------------------------
MM Biogas Power LLC                          04/08/1996         Delaware        domestic holding company - owns 100% interest in
                                                                                landfill gas fueled power generation projects not
                                                                                being financed
------------------------------------------------------------------------------------------------------------------------------------
MM Burnsville Energy LLC                     10/14/1997         Delaware        landfill gas fueled power generation for Edward
                                                                                Kraemer landfill in Minnesota
------------------------------------------------------------------------------------------------------------------------------------
MM Corona Energy LLC                         01/08/1997         Delaware        landfill gas fueled power generation for O'Brien
                                                                                project in California
------------------------------------------------------------------------------------------------------------------------------------
MM Cuyahoga Energy LLC                       06/18/1997         Delaware        landfill gas fueled power generation for project
                                                                                in Cleveland, Ohio
------------------------------------------------------------------------------------------------------------------------------------
MM Ft. Smith Energy LLC                      10/14/1997         Delaware        will sell landfill gas to other companies in
                                                                                Arkansas - not a GENCO
------------------------------------------------------------------------------------------------------------------------------------
MM Hackensack Energy LLC                     04/08/1997         Delaware        landfill gas fueled power generation for
                                                                                HMDC/Balefill/Kingsland O'Brien projects in
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
            SUBSIDIARY NAME                   DATE OF          STATE OF                        DESCRIPTION
                                           INCORPORATION    INCORPORATION
                                           DATE ACQUIRED
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Lyndhurst, New Jersey
------------------------------------------------------------------------------------------------------------------------------------
MM Hartford Energy LLC                       05/16/1997         Delaware        landfill gas fueled power generation for project
                                                                                in Connecticut
------------------------------------------------------------------------------------------------------------------------------------
MM Lopez Energy LLC                          12/13/1996         Delaware        landfill gas fueled power generation for Lopez
                                                                                Canyon project in Los Angeles, California
------------------------------------------------------------------------------------------------------------------------------------
MM Lowell Energy LLC                         01/08/1997         Delaware        landfill gas fueled power generation for project
                                                                                in Massachusetts
------------------------------------------------------------------------------------------------------------------------------------
MM Nashville Energy LLC                      06/20/1997         Delaware        landfill gas fueled power generation for project
                                                                                in Tennessee
------------------------------------------------------------------------------------------------------------------------------------
MM Phoenix Energy LLC                        01/20/1998         Delaware        landfill gas fueled power generation for project
                                                                                in Arizona
------------------------------------------------------------------------------------------------------------------------------------
MM Prima Deshecha Energy LLC                 01/08/1997         Delaware        landfill gas fueled power generation for project
                                                                                in Orange County, California
------------------------------------------------------------------------------------------------------------------------------------
MM Prince William Energy LLC                 06/18/1997         Delaware        landfill gas fueled power generation for project
                                                                                in Virginia
------------------------------------------------------------------------------------------------------------------------------------
MM Riverside LLC                             12/19/1996         Delaware        landfill gas fueled power generation for project
                                                                                in California
------------------------------------------------------------------------------------------------------------------------------------
MM San Bernardino Energy LLC                 12/30/1998         Delaware        transport landfill gas for re-sale
------------------------------------------------------------------------------------------------------------------------------------
MM San Diego LLC                             01/08/1997         Delaware        landfill gas fueled power generation for Miramar
                                                                                project in California
------------------------------------------------------------------------------------------------------------------------------------
MM SKB Energy LLC                            06/20/1997         Delaware        landfill gas fueled power generation for project
                                                                                in Pennsylvania
------------------------------------------------------------------------------------------------------------------------------------
MM Spokane Energy LLC                        01/08/1997         Delaware        landfill gas fueled power generation for project
                                                                                in Washington
------------------------------------------------------------------------------------------------------------------------------------
MM Tacoma LLC                                12/19/1996         Delaware        landfill gas fueled power generation for project
                                                                                in Washington
------------------------------------------------------------------------------------------------------------------------------------
MM Tajiguas Energy LLC                       01/20/1998         Delaware        landfill gas fueled power generation for project
                                                                                in Santa Barbara, California
------------------------------------------------------------------------------------------------------------------------------------
MM Taunton Energy LLC                        01/08/1997         Delaware        landfill gas fueled power generation for project
                                                                                in Massachusetts
------------------------------------------------------------------------------------------------------------------------------------
MM Tomoka Farms Energy LLC                   03/11/1997         Delaware        landfill gas fueled power generation for Volusia
                                                                                project in Florida
------------------------------------------------------------------------------------------------------------------------------------
MM Tulare Energy LLC                         05/16/1997         Delaware        landfill gas fueled power generation for Visalia
                                                                                project in California
------------------------------------------------------------------------------------------------------------------------------------
MM West Covina LLC                           12/04/1995         Delaware        landfill gas fueled power generation for BKK
                                                                                project in California
------------------------------------------------------------------------------------------------------------------------------------
MM Woodville Energy LLC                      02/11/1998         Delaware        landfill gas fueled power generation for project
                                                                                in California
------------------------------------------------------------------------------------------------------------------------------------
MM Yolo Power LLC                            02/14/1996         Delaware        landfill gas fueled power generation for project
                                                                                in California
------------------------------------------------------------------------------------------------------------------------------------
MN San Bernardino Gasco I LLC                06/26/1998         Delaware        landfill gas collection system for project in
                                                                                California
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
            SUBSIDIARY NAME                   DATE OF          STATE OF                        DESCRIPTION
                                           INCORPORATION    INCORPORATION
                                           DATE ACQUIRED
------------------------------------------------------------------------------------------------------------------------------------
MN San Bernardino Gasco II LLC               08/17/2001         Delaware         Landfill gas collection system for project in
                                                                                 California.
------------------------------------------------------------------------------------------------------------------------------------
Montauk-NEO Gasco LLC                        08/17/2001         Delaware        Facilitation and marketing of landfill gas
------------------------------------------------------------------------------------------------------------------------------------
Montville Power LLC                          07/30/1999         Delaware        sells electricity and thermal energy -498MW
                                                                                Montville Station is located on the Thames River
                                                                                in Uncasville, Conn
------------------------------------------------------------------------------------------------------------------------------------
Mt. Poso Cogeneration Company, A             10/15/1986         California      owns Mt. Poso cogeneration facility in California
California Limited Partnership                 Acquired
                                             11/01/1997
------------------------------------------------------------------------------------------------------------------------------------
NEO Albany, L.L.C.                           09/12/1995         Delaware        landfill gas collection system for project in New
                                                                                York
------------------------------------------------------------------------------------------------------------------------------------
NEO Burnsville, LLC                          10/25/1996         Delaware        landfill gas collection system for Edward Kraemer
                                                                                landfill in Minnesota
------------------------------------------------------------------------------------------------------------------------------------
NEO California Power LLC                     09/21/2000         Delaware        entity formed to submit bid to California ISO on
                                                                                3,000 MW of distributed generation.
------------------------------------------------------------------------------------------------------------------------------------
NEO Chester-Gen LLC                          07/13/2000         Delaware        owns 3.4 MW cogeneration facility at Crozer
                                               Acquired                         Chester Hospital in Chester, Pennsylvania
                                             09/12/2000
------------------------------------------------------------------------------------------------------------------------------------
NEO Corona LLC                               01/08/1997         Delaware        landfill gas collection system for O'Brien project
                                                                                in California
------------------------------------------------------------------------------------------------------------------------------------
NEO Corporation                              05/27/1993         Minnesota       develops, owns and operates landfill gas,
                                               Acquired                         hydroelectric and small cogeneration projects in
                                             07/01/1994                         the U.S.
------------------------------------------------------------------------------------------------------------------------------------
NEO Cuyahoga, LLC                            10/31/1996         Delaware        landfill gas collection system for project in
                                                                                Cleveland, Ohio
------------------------------------------------------------------------------------------------------------------------------------
NEO Edgeboro, LLC                            01/06/1997         Delaware        landfill gas collection system for O'Brien project
                                                                                in New Jersey
------------------------------------------------------------------------------------------------------------------------------------
NEO Erie LLC                                 08/17/1999         Delaware        landfill gas collection system for project in
                                                                                Denver, Colorado
------------------------------------------------------------------------------------------------------------------------------------
NEO Fitchburg LLC                            01/16/1997         Delaware        landfill gas collection system for project in
                                                                                Massachusetts
------------------------------------------------------------------------------------------------------------------------------------
NEO Freehold-Gen LLC                         07/13/2000         Delaware        owns 2.1 MW cogeneration facility at Ashbury Park
                                                                                Press in Freehold, NJ
------------------------------------------------------------------------------------------------------------------------------------
NEO Fresh Kills LLC                          12/20/2001         Delaware        Owns 50% of Fresh Gas LLC (owner of gas collection
                                                                                system in Fresh Kills, NY).
------------------------------------------------------------------------------------------------------------------------------------
NEO Ft. Smith LLC                            10/14/1997         Delaware        landfill gas collection system for project in
                                                                                Arkansas
------------------------------------------------------------------------------------------------------------------------------------
NEO Hackensack, LLC                          01/06/1997         Delaware        landfill gas collection system for
                                                                                HMDC/Balefill/Kingsland O'Brien projects in
                                                                                Lyndhurst, New Jersey
------------------------------------------------------------------------------------------------------------------------------------
NEO Hartford, LLC                            10/13/1995         Delaware        landfill gas collection system for project in
                                                                                Connecticut
------------------------------------------------------------------------------------------------------------------------------------
NEO Landfill Gas Holdings Inc.               04/08/1996         Delaware        domestic holding company - provides O&M services
                                                                                for landfill gas projects
------------------------------------------------------------------------------------------------------------------------------------
NEO Landfill Gas Inc.                        04/08/1996         Delaware        domestic holding company - holds 99% interest in
                                                                                landfill gas collection system
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
            SUBSIDIARY NAME                   DATE OF          STATE OF                        DESCRIPTION
                                           INCORPORATION    INCORPORATION
                                           DATE ACQUIRED
------------------------------------------------------------------------------------------------------------------------------------
                                                                                projects financed by Lyon Credit
------------------------------------------------------------------------------------------------------------------------------------
NEO Lopez Canyon LLC                         01/04/1996         Delaware        landfill gas collection system for project in Los
                                                                                Angeles, California
------------------------------------------------------------------------------------------------------------------------------------
NEO Lowell LLC                               01/16/1997         Delaware        landfill gas collection system for project in
                                                                                Massachusetts
------------------------------------------------------------------------------------------------------------------------------------
NEO MESI LLC                                 10/12/1999         Delaware        holding company for project company in the
                                                                                business of producing and selling synthetic fuel
                                                                                from Ken West terminal in Catlettsburg, Boyd
                                                                                County Kentucky on the Big Sandy River
------------------------------------------------------------------------------------------------------------------------------------
NEO Nashville LLC                            06/20/1997         Delaware        landfill gas collection system for project in
                                                                                Tennessee
------------------------------------------------------------------------------------------------------------------------------------
NEO Phoenix LLC                              01/04/1996         Delaware        landfill gas collection system for project in
                                                                                Arizona
------------------------------------------------------------------------------------------------------------------------------------
NEO Power Services Inc.                      04/11/2000         Delaware        holding company with intangible assets
                                               Acquired
                                             09/12/2000
------------------------------------------------------------------------------------------------------------------------------------
NEO Prima Deshecha LLC                       01/16/1997         Delaware        landfill gas collection system for project in
                                                                                Orange County, California
------------------------------------------------------------------------------------------------------------------------------------
NEO Prince William, LLC                      10/30/1996         Delaware        landfill gas collection system for project in
                                                                                Virginia
------------------------------------------------------------------------------------------------------------------------------------
NEO Riverside LLC                            12/19/1996         Delaware        landfill gas collection system for project in
                                                                                California
------------------------------------------------------------------------------------------------------------------------------------
NEO San Diego LLC                            10/12/1995         Delaware        landfill gas collection system for Miramar project
                                                                                in California
------------------------------------------------------------------------------------------------------------------------------------
NEO SKB LLC                                  10/14/1997         Delaware        landfill gas collection system for project in
                                                                                Pennsylvania
------------------------------------------------------------------------------------------------------------------------------------
NEO Spokane LLC                              11/22/1995         Delaware        landfill gas collection system for project in
                                                                                Washington
------------------------------------------------------------------------------------------------------------------------------------
NEO Tacoma, L.L.C.                           10/31/1995         Delaware        landfill gas collection system for project in
                                                                                Washington
------------------------------------------------------------------------------------------------------------------------------------
NEO Tajiguas LLC                             12/05/1995         Delaware        landfill gas collection system for project in
                                                                                Santa Barbara, California
------------------------------------------------------------------------------------------------------------------------------------
NEO Taunton LLC                              01/16/1997         Delaware        landfill gas collection system for project in
                                                                                Massachusetts
------------------------------------------------------------------------------------------------------------------------------------
NEO Toledo-Gen LLC                           07/13/2000         Delaware        owns 1.0 MW cogeneration facility at Riverside
                                               Acquired                         Hospital in Toledo, Ohio
                                             09/12/2000
------------------------------------------------------------------------------------------------------------------------------------
NEO Tomoka Farms LLC                         12/05/1995         Delaware        landfill gas collection system for Volusia project
                                                                                in Florida
------------------------------------------------------------------------------------------------------------------------------------
NEO Tulare LLC                               12/05/1995         Delaware        landfill gas collection system for Visalia project
                                                                                in California
------------------------------------------------------------------------------------------------------------------------------------
NEO West Covina LLC                          07/16/1997         Delaware        landfill gas collection system for BKK project in
                                                                                California
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
            SUBSIDIARY NAME                   DATE OF          STATE OF                        DESCRIPTION
                                           INCORPORATION    INCORPORATION
                                           DATE ACQUIRED
------------------------------------------------------------------------------------------------------------------------------------
NEO Woodville LLC                            02/11/1998         Delaware        landfill gas collection system for project in
                                                                                California
------------------------------------------------------------------------------------------------------------------------------------
NEO Yolo LLC                                 12/23/1996         Delaware        landfill gas collection system for project in
                                                                                California
------------------------------------------------------------------------------------------------------------------------------------
NEO-Montauk Genco LLC                        08/17/2001         Delaware        facilitation and marketing of landfill gas
------------------------------------------------------------------------------------------------------------------------------------
NEO-Montauk Genco Management LLC             08/21/2001         Delaware        Entity that owns landfill gas projects
------------------------------------------------------------------------------------------------------------------------------------
Northbrook Acquisition Corp.                 12/23/1994         Delaware        domestic holding company in STS Hydropower Ltd.
------------------------------------------------------------------------------------------------------------------------------------
Northbrook Carolina Hydro, L.L.C.            10/05/1995         Delaware        owns and operates hydroelectric power plants in
                                                                                North Carolina and South Carolina
------------------------------------------------------------------------------------------------------------------------------------
Northbrook Carolina Hydro II, L.L.C.         12/19/2001         Delaware        Hydroelectric power projects in the U.S.
------------------------------------------------------------------------------------------------------------------------------------
Northbrook Energy, L.L.C.                    11/04/1994         Delaware        develops hydroelectric power projects in the U.S.
                                               Acquired
                                             12/19/1994
------------------------------------------------------------------------------------------------------------------------------------
Northbrook New York LLC                      06/21/1999         Delaware        hydroelectric generation project located in Glen
                                               Acquired                         Park, New York
                                             09/27/1999
------------------------------------------------------------------------------------------------------------------------------------
Northeast Generation Holding LLC             04/29/1999         Delaware        to hold 50% interest in NRG Northeast Generating
                                                                                LLC
------------------------------------------------------------------------------------------------------------------------------------
Norwalk Power LLC                            07/30/1999         Delaware        sells electricity and thermal energy-353MW on
                                                                                Manresa Island at the mouth of Norwalk Harbor
------------------------------------------------------------------------------------------------------------------------------------
NR(Gibraltar)                                12/11/1998         Gibraltar       inactive company utilized during the Enfield
                                                                                transactions in England
------------------------------------------------------------------------------------------------------------------------------------
NRG Affiliate Services Inc.                  01/11/2000         Delaware        sponsor and hold the contracts and 401k plans for
                                                                                CL&P, Somerset and other entities.
------------------------------------------------------------------------------------------------------------------------------------
NRG Andean Development Ltda.                 01/11/2002         Bolivia         Development office for Andean region.
------------------------------------------------------------------------------------------------------------------------------------
NRG Arthur Kill Operations Inc.              04/29/1999         Delaware        Special purpose operating company to provide O&M
                                                                                services contract to Arthur Kill Power LLC
------------------------------------------------------------------------------------------------------------------------------------
NRG Ashtabula Generating LLC                 01/16/2002         Delaware        will own the Ashtabula assets
------------------------------------------------------------------------------------------------------------------------------------
NRG Asia Corporate Services Pte Ltd.         11/09/2001         Singapore       Development office for Asia-Pacific region outside
                                                                                of Australia
------------------------------------------------------------------------------------------------------------------------------------
NRG Asia-Pacific, Ltd.                       04/23/1993         Delaware        provides international business development
                                                                                services in Australia and the Pacific Rim region
------------------------------------------------------------------------------------------------------------------------------------
NRG Astoria Gas Turbine Operations Inc.      04/29/1999         Delaware        Special purpose operating company to provide O&M
                                                                                services contract to Astoria Gas Turbine Power LLC
------------------------------------------------------------------------------------------------------------------------------------
NRG Audrain Generating LLC                   10/21/1999         Delaware        Project company for 720 MW natural gas fired plant
                                               Acquired                         under construction in Audrain County Missouri
                                             05/11/2001
------------------------------------------------------------------------------------------------------------------------------------
NRG Audrain Holding LLC                      06/06/2001         Delaware        Holding company for 720 MW natural gas fired plant
                                                                                under construction in Audrain County Missouri
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
            SUBSIDIARY NAME                   DATE OF          STATE OF                        DESCRIPTION
                                           INCORPORATION    INCORPORATION
                                           DATE ACQUIRED
------------------------------------------------------------------------------------------------------------------------------------
NRG Batesville LLC                           08/13/2001         Delaware        as part of the bond indenture, we had to form this
                                                                                entity to hold the assets and permits.  Going
                                                                                forward, it will own Big Cajun II Unit 4 LLC
------------------------------------------------------------------------------------------------------------------------------------
NRG Bayou Cove LLC                           09/10/2001         Delaware        electric power generation
------------------------------------------------------------------------------------------------------------------------------------
NRG Bourbonnais Equipment LLC                12/07/2001         Delaware        buy and sell qualified materials in the enterprise
                                                                                zone (sells to Indeck Bourbonnais LLC) during the
                                                                                construction of Bourbonnais project.
------------------------------------------------------------------------------------------------------------------------------------
NRG Bourbonnais LLC                          03/02/2000         Illinois
                                               Acquired
                                             08/14/2001
------------------------------------------------------------------------------------------------------------------------------------
NRG Brazos Valley GP LLC                     05/24/2001         Delaware        general partner of Brazos Valley Energy L.P. which
                                                                                owns 633 MW greenfield natural gas-fired combined
                                                                                cycle Brazos Valley Energy Project west of
                                                                                Houston, Texas
------------------------------------------------------------------------------------------------------------------------------------
NRG Brazos Valley LP LLC                     05/24/2001         Delaware        limited partner of Brazos Valley Energy L.P. which
                                                                                owns 633 MW greenfield natural gas-fired combined
                                                                                cycle Brazos Valley Energy Project west of
                                                                                Houston, Texas
------------------------------------------------------------------------------------------------------------------------------------
NRG Brazos Valley Technology LP LLC          05/24/2001         Delaware        99% owner of 633 MW greenfield natural gas-fired
                                                                                combined cycle Brazos Valley Energy Project west
                                                                                of Houston, Texas
------------------------------------------------------------------------------------------------------------------------------------
NRG Cabrillo Power Operations Inc.           04/19/1999         Delaware        Special purpose operating company to provide O&M
                                                                                services contract to Cabrillo Power I LLC and
                                                                                Cabrillo Power II LLC
------------------------------------------------------------------------------------------------------------------------------------
NRG Cadillac Inc.                            04/15/1997         Delaware        domestic holding company in Cadillac Renewable
                                                                                Energy LLC
------------------------------------------------------------------------------------------------------------------------------------
NRG Cadillac Operations Inc.                 08/15/1997         Delaware        proposed operator for Cadillac wood fired power
                                                                                plant in Michigan
------------------------------------------------------------------------------------------------------------------------------------
NRG Capital LLC                              04/09/2001         Delaware        the sole member of the borrower (NRG Finance
                                                                                Company I LLC) in connection with the $2.5 billion
                                                                                construction/acquisition revovler
------------------------------------------------------------------------------------------------------------------------------------
NRG Caymans Company                          12/07/1999         Cayman Islands  Cayman Island holding company for Croatia Power
                                                                                Group
------------------------------------------------------------------------------------------------------------------------------------
NRG Caymans-C                                12/09/1999         Cayman Islands  Cayman Island holding company for SLAP-C
                                                                                corporation interests
------------------------------------------------------------------------------------------------------------------------------------
NRG Caymans-P                                12/09/1999         Cayman Islands  Cayman Island holding company for SLAP-P
                                                                                partnership interests
------------------------------------------------------------------------------------------------------------------------------------
NRG Central U.S. LLC                         01/12/2000         Delaware        to hold 50% interest in NRG Central Generating LLC
                                                                                (issuer in the Cajun deal)
------------------------------------------------------------------------------------------------------------------------------------
NRG Collinsville Operating Services Pty      11/23/1995         Australia       international holding company in Collinsville
Ltd                                                                             Operations Pty Ltd in Australia
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
            SUBSIDIARY NAME                   DATE OF          STATE OF                        DESCRIPTION
                                           INCORPORATION    INCORPORATION
                                           DATE ACQUIRED
------------------------------------------------------------------------------------------------------------------------------------
NRG ComLease LLC                             10/03/2000         Delaware        entity used to hold Lease Agreements for placement
                                                                                of cell towers on NRG owned stacks
------------------------------------------------------------------------------------------------------------------------------------
NRG Connecticut Affiliate Services Inc.      09/23/1999         Delaware        This entity will house the payroll for the four
                                                                                Connecticut Operations, sponsor the Pension,
                                                                                401(k), Welfare plans, etc. (NRG Middletown
                                                                                Operations Inc., NRG Montville Operations Inc.,
                                                                                NRG Norwalk Harbor Operations Inc., NRG Devon
                                                                                Operations Inc.)
------------------------------------------------------------------------------------------------------------------------------------
NRG Connecticut Generating LLC               12/09/1999         Delaware        Sole Member of Devon Power LLC, Norwalk Power LLC,
                                                                                Middletown Power LLC, Montville Power LLC and
                                                                                Connecticut Jet Power LLC
------------------------------------------------------------------------------------------------------------------------------------
NRG Csepel Energia Kft.                      02/24/1998         Hungary         Provides operations and maintenance services under
                                               Acquired                         contract to the Csepel II
                                             06/29/2001
------------------------------------------------------------------------------------------------------------------------------------
NRG Development Company Inc.                 08/30/1999         Delaware        entity created to limit development exposure on
                                                                                projects where NRG Energy, Inc. is pursuing the
                                                                                transaction with certain types of partners on
                                                                                DOMESTIC transactions
------------------------------------------------------------------------------------------------------------------------------------
NRG Devon Operations Inc.                    08/23/1999         Delaware        special purpose operating company to provide O&M
                                                                                services contract to Devon Power LLC
------------------------------------------------------------------------------------------------------------------------------------
NRG do Brasil Ltda.                          04/27/2001         Brazil          Brazilian development office
------------------------------------------------------------------------------------------------------------------------------------
NRG Dunkirk Operations Inc.                  04/29/1999         Delaware        Special purpose operating company to provide O&M
                                                                                services contract to Dunkirk Power LLC
------------------------------------------------------------------------------------------------------------------------------------
NRG Eastern LLC                              04/29/1999         Delaware        to hold 50% interest in NRG Northeast Generating
                                                                                LLC
------------------------------------------------------------------------------------------------------------------------------------
NRG El Segundo Operations Inc.               01/20/1998         Delaware        proposed operator for El Segundo (and Long Beach
                                                                                as soon NRG Long Beach Operations Inc. is merged
                                                                                into this entity) gas fired power plants in
                                                                                California
------------------------------------------------------------------------------------------------------------------------------------
NRG Energeticky Provoz, s.r.o.               06/06/1997         Czech Republic  O&M company for coal fired power plants in Kladno,
                                                                                Czech Republic
------------------------------------------------------------------------------------------------------------------------------------
NRG Energy Center Dover LLC                  07/12/2000         Delaware        own  and operate electric generation facility  in
                                                                                Dover, Delaware.
------------------------------------------------------------------------------------------------------------------------------------
NRG Energy Center Grand Forks LLC            10/27/1999         Delaware        owns assets in connection with a contract to
                                                                                provide steam at the Grand Forks Air Force Base
------------------------------------------------------------------------------------------------------------------------------------
NRG Energy Center Harrisburg Inc.            04/25/2000         Delaware        entity to provide steam to the central business
                                                                                district of Harrisburg, PA
------------------------------------------------------------------------------------------------------------------------------------
NRG Energy Center Minneapolis LLC            10/27/1999         Delaware        owns and operates the district heating and cooling
                                                                                system serving customers in the downtown
                                                                                Minneapolis area
------------------------------------------------------------------------------------------------------------------------------------
NRG Energy Center Paxton Inc.                04/25/2000         Delaware        will own the cogen and sell steam to NRG
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
            SUBSIDIARY NAME                   DATE OF          STATE OF                        DESCRIPTION
                                           INCORPORATION    INCORPORATION
                                           DATE ACQUIRED
------------------------------------------------------------------------------------------------------------------------------------
                                               Acquired                         Energy Center Harrisburg Inc.
                                             07/12/2000
------------------------------------------------------------------------------------------------------------------------------------
NRG Energy Center Pittsburgh LLC             10/27/1999         Delaware        eventually will own and operate the Pittsburgh
                                                                                Thermal district heating and cooling plant which
                                                                                currently serves approx 25 customers in the
                                                                                Pittsburgh area.  Will be regulated under the
                                                                                Pennsylania Public Utility Commission Rules
------------------------------------------------------------------------------------------------------------------------------------
NRG Energy Center Rock Tenn LLC              10/27/1999         Delaware        owns assets in connection with the sale of steam
                                                                                to Rock-Tenn Corporation in St. Paul.
------------------------------------------------------------------------------------------------------------------------------------
NRG Energy Center Round Mountain LLC         01/12/2001         Delaware        will own and operate a 44 MW cogeneration facility
                                                                                to be locted in Bakersfield, CA
------------------------------------------------------------------------------------------------------------------------------------
NRG Energy Center San Diego LLC              10/27/1999         Delaware        eventually will own and operate San Diego Power &
                                                                                Cooling, a chilled water plant serving customers
                                                                                in downtown San Diego area
------------------------------------------------------------------------------------------------------------------------------------
NRG Energy Center San Francisco LLC          07/30/1991         Delaware        provides district heating and cooling services in
                                               Acquired                         California
                                             08/01/1995
------------------------------------------------------------------------------------------------------------------------------------
NRG Energy Center Smyrna LLC                 12/20/2001         Delaware        entity was created so that we could enter into an
                                                                                operating agreement to operate DEMEC's Warren F.
                                                                                Beasley Plant (a 45 MW plant located in Smyrna,
                                                                                Delaware.  This entity will NOT own the plant,
                                                                                only operate it.
------------------------------------------------------------------------------------------------------------------------------------
NRG Energy Center Washco LLC                 10/27/1999         Delaware        Owns assets in connection with the sale of steam
                                                                                to Anderson Corporation and the State of Minnesota
                                                                                Correctional Facility
------------------------------------------------------------------------------------------------------------------------------------
NRG Energy CZ, s.r.o.                        11/01/1995         Czech Republic  provides international business development services in the Czech Republic and Europe
------------------------------------------------------------------------------------------------------------------------------------
NRG Energy Development B.V.                  04/07/2000         Netherlands     Amsterdam development office
------------------------------------------------------------------------------------------------------------------------------------
NRG Energy Development GmbH                  08/16/1994         Germany         provides international business development
                                                                                services in Germany and Europe
------------------------------------------------------------------------------------------------------------------------------------
NRG Energy Insurance, Ltd.                   08/09/2001         Cayman Islands  Insurance captive company.
------------------------------------------------------------------------------------------------------------------------------------
NRG Energy Jackson Valley I, Inc.            04/10/1991         California      general partner in Jackson Valley Energy Partners,
                                                                                L.P.
------------------------------------------------------------------------------------------------------------------------------------
NRG Energy Jackson Valley II, Inc.           04/10/1991         California      limited partner in (i) Jackson Valley Energy
                                                                                Partners, L.P., (ii) San Joaquin Valley Energy
                                                                                Partners I, L.P., (iii) San Joaquin Valley Energy
                                                                                Partners IV, L.P. and (iv) Bioconversion Partners,
                                                                                L.P.
------------------------------------------------------------------------------------------------------------------------------------
NRG Energy Ltd.                              10/19/1993         United Kingdom  provides international business development services in the U.K. and Europe
------------------------------------------------------------------------------------------------------------------------------------
NRG Energy PL Sp. z o.o.                     10/01/1999         Poland          provides international business development
                                                                                services in Poland
------------------------------------------------------------------------------------------------------------------------------------
NRG Energy, Inc.                             05/29/1992         Delaware        develops, builds, acquires, owns and operates
                                                                                non-regulated energy-related businesses world-wide
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
            SUBSIDIARY NAME                   DATE OF          STATE OF                        DESCRIPTION
                                           INCORPORATION    INCORPORATION
                                           DATE ACQUIRED
------------------------------------------------------------------------------------------------------------------------------------
                                                                                world-wide
------------------------------------------------------------------------------------------------------------------------------------
NRG Equipment Company LLC                    09/15/2000         Illinois
                                               Acquired
                                             08/14/2001
------------------------------------------------------------------------------------------------------------------------------------
NRG Finance Company I LLC                    02/06/2001         Delaware        Will act as the borrower under the proposed $2
                                                                                billion construction revolver
------------------------------------------------------------------------------------------------------------------------------------
NRG Flinders Operating Services Pty Ltd      08/14/2000         Australia       operating entity for the NRG Flinders business in
                                                                                South Australia (which includes 760 MW of coal
                                                                                fired stations in Port Augusta, South Australia)
------------------------------------------------------------------------------------------------------------------------------------
NRG Gila Bend Holdings Inc.                  07/17/2001         Delaware        this entity will acquire the ownership interests
                                                                                of Gila Bend Power Partners LLC, a Delaware limited
                                                                                liability company, which is developing a generating
                                                                                project in Gila Bend, Arizona
------------------------------------------------------------------------------------------------------------------------------------
NRG Gladstone Operating Services Pty Ltd     09/23/1993         Australia       operates Gladstone coal fired power plant in
                                               Acquired                         Australia
                                             11/01/1993
------------------------------------------------------------------------------------------------------------------------------------
NRG Gladstone Superannuation Pty Ltd         10/29/1993         Australia       holds pension assets for employees of Gladstone
                                               Acquired                         coal fired power plant in Australia
                                             11/02/1993
------------------------------------------------------------------------------------------------------------------------------------
NRG Granite Acquisition LLC                  11/03/2000         Delaware        Acquisition company used to purchase LS Power, LLC's
                                                                                independent power project portfolio.
------------------------------------------------------------------------------------------------------------------------------------
NRG Huntley Operations Inc.                  04/29/1999         Delaware        Special purpose operating company to provide O&M
                                                                                services contract to Huntley Power LLC
------------------------------------------------------------------------------------------------------------------------------------
NRG Ilion Limited Partnership                11/09/1990         Delaware        Owns Ilion energy center, NRG Rockford LLC (owner
                                               Acquired                         of Rockford electric generation project), and NRG
                                             08/14/2001                         Rockford Equipment LLC (captive equipment retailer)
------------------------------------------------------------------------------------------------------------------------------------
NRG Ilion LP LLC                             07/10/2001         Delaware        established simply to serve as the limited partner
                                                                                of Indeck Ilion, LP.
------------------------------------------------------------------------------------------------------------------------------------
NRG International Acquisition                08/31/2001         Delaware        Domestic partnership formed to hold NRG's
Partnership                                                                     international portfolio
------------------------------------------------------------------------------------------------------------------------------------
NRG International Development Inc.           10/14/1999         Delaware        entity created to limit development exposure on
                                                                                projects where NRG Energy, Inc. is pursuing the
                                                                                transaction with certain types of partners on
                                                                                INTERNATIONAL transactions
------------------------------------------------------------------------------------------------------------------------------------
NRG International Holdings (No. 2) GmbH      08/28/2001         Switzerland     Swiss holding company
------------------------------------------------------------------------------------------------------------------------------------
NRG International Holdings GmbH              08/28/2001         Switzerland     Swiss holding company
------------------------------------------------------------------------------------------------------------------------------------
NRG International Holdings LP                                   Guernsey
------------------------------------------------------------------------------------------------------------------------------------
NRG International II Inc.                    12/04/1997         Delaware        domestic holding company
------------------------------------------------------------------------------------------------------------------------------------
NRG International III Inc.                   11/17/2000         Delaware        domestic holding company - Dutch restructuring
------------------------------------------------------------------------------------------------------------------------------------
NRG International Services Company           01/21/1998         Delaware        holds service agreements with expatriates and
                                                                                international consultants
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
            SUBSIDIARY NAME                   DATE OF          STATE OF                        DESCRIPTION
                                           INCORPORATION    INCORPORATION
                                           DATE ACQUIRED
------------------------------------------------------------------------------------------------------------------------------------
NRG International, Inc.                      10/21/1992         Delaware        domestic holding company
------------------------------------------------------------------------------------------------------------------------------------
NRG Kaufman LLC                              12/11/2000         Delaware        holding company for power generation project near
                                                                                Mesquite, Texas.  The general partner of Kaufman
                                                                                Cogen LP
------------------------------------------------------------------------------------------------------------------------------------
NRG Lakefield Inc.                           02/05/1999         Delaware        special purpose entity to hold NRG's 50% member
                                                                                interest in Lakefield Junction LLC
------------------------------------------------------------------------------------------------------------------------------------
NRG Lakefield Junction LLC                   02/17/2000         Delaware        entity formed to act as limited partner in
                                                                                Lakefield Junction L.P. in order to develop,
                                                                                construct, own and operate peaking power
                                                                                generating facility in Martin County, Minnesota
------------------------------------------------------------------------------------------------------------------------------------
NRG Lakeshore Generating LLC                 01/16/2002         Delaware        will own the Lakeshore assets
------------------------------------------------------------------------------------------------------------------------------------
NRG Latin America Inc.                       08/18/1997         Delaware        provides international business development
                                                                                services in Latin America
------------------------------------------------------------------------------------------------------------------------------------
NRG Louisiana LLC                            04/07/2000         Delaware        Hold for potential Conoco project.
------------------------------------------------------------------------------------------------------------------------------------
NRG McClain LLC                              09/13/2001         Delaware        Entity was formed for McClain project
------------------------------------------------------------------------------------------------------------------------------------
NRG Mesquite LLC                             12/11/2000         Delaware        project company for power generation project near
                                                                                Mesquite, Texas.  The limited partner of Kaufman
                                                                                Cogen LP
------------------------------------------------------------------------------------------------------------------------------------
NRG Mextrans Inc.                            09/21/1999         Delaware        This entity will develop a transmission line from
                                                                                Palo Verde power station through Arizona, into
                                                                                Mexico and back up into California, per a
                                                                                Presidential Permit (in development stage).
------------------------------------------------------------------------------------------------------------------------------------
NRG MidAtlantic Affiliate Services Inc.      02/14/2001         Delaware        Payroll company for O&M employees arising out of
                                                                                Conectiv acquisition.  Will have 300-400 employees
                                                                                first year.
------------------------------------------------------------------------------------------------------------------------------------
NRG MidAtlantic Generating LLC               05/08/2000         Delaware        holds 50% interest in MidAtlantic Generation
                                                                                Holding LLC
------------------------------------------------------------------------------------------------------------------------------------
NRG MidAtlantic LLC                          08/23/2000         Delaware        holds 50% interest in MidAtlantic Generation
                                                                                Holding LLC
------------------------------------------------------------------------------------------------------------------------------------
NRG Middletown Operations Inc.               08/23/1999         Delaware        special purpose operating company to provide O&M
                                                                                services contract to Middletown Power LLC
------------------------------------------------------------------------------------------------------------------------------------
NRG Montville Operations Inc.                08/23/1999         Delaware        special purpose operating company to provide O&M
                                                                                services contract to Montville Power LLC
------------------------------------------------------------------------------------------------------------------------------------
NRG Nelson Turbines LLC                      02/19/2002         Delaware        captive retailer for Nelson project
------------------------------------------------------------------------------------------------------------------------------------
NRG New Roads Generating LLC                 07/19/1996         Delaware        inactive - alternative domestic holding company
                                                                                for Cajun non-nuclear generating assets in
                                                                                Louisiana (including gas and coal fired generation)
------------------------------------------------------------------------------------------------------------------------------------
NRG New Roads Holdings LLC                   03/07/2000         Delaware        Holding company to hold title to certain Cajun
                                                                                assets that, due to federal regulatory reasons
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
            SUBSIDIARY NAME                   DATE OF          STATE OF                        DESCRIPTION
                                           INCORPORATION    INCORPORATION
                                           DATE ACQUIRED
------------------------------------------------------------------------------------------------------------------------------------
                                                                                could not be held by Louisiana Generating LLC
------------------------------------------------------------------------------------------------------------------------------------
NRG Newberry Generation LLC                  12/12/2001         Delaware        project entity for the proposed development
                                                                                (greenfield) of a natural gas combined cycle plant
                                                                                to be located in Newberry Township, PA.
------------------------------------------------------------------------------------------------------------------------------------
NRG North Central Operations Inc.            04/20/2001         Delaware        Act as the operating company for the north central
                                                                                region (formed to provide operation and management
                                                                                services to various NRG Energy, Inc. entities that
                                                                                own electric generating faclities in the United
                                                                                States)
------------------------------------------------------------------------------------------------------------------------------------
NRG Northeast Affiliate Services Inc.        05/19/1999         Delaware        manage payroll and benefits for Huntley and
                                                                                Dunkirk (approximately 330 employees)
------------------------------------------------------------------------------------------------------------------------------------
NRG Northeast Generating LLC                 03/11/1999         Delaware        special purpose holding company entity to
                                                                                facilitate east coast pool financing
------------------------------------------------------------------------------------------------------------------------------------
NRG Northern Ohio Generating LLC             11/27/2001         Delaware        This entity was set up to act as a holding company
                                                                                to sign the purchase agreement and will facilitate
                                                                                financing at a later date.  Will own certain
                                                                                assets of Eastlake and Bay Shore and will lease
                                                                                the majority of the Eastlake and Bay Shore assets
                                                                                (Lessee)
------------------------------------------------------------------------------------------------------------------------------------
NRG Norwalk Harbor Operations Inc.           08/23/1999         Delaware        Special purpose operating company to provide O&M
                                                                                services contract to Oswego Power LLC and Norwalk
                                                                                Power LLC
------------------------------------------------------------------------------------------------------------------------------------
NRG Ohio Ash Disposal LLC                    01/16/2002         Delaware        will own the ash disposal assets
------------------------------------------------------------------------------------------------------------------------------------
NRG Operating Services, Inc.                 10/21/1992         Delaware        currently provides O&M services for Artesia,
                                                                                Cadillac, Collinsville, Gladstone and Minneapolis
                                                                                Energy Center projects
------------------------------------------------------------------------------------------------------------------------------------
NRG Oswego Harbor Power Operations Inc.      04/29/1999         Delaware        Special purpose operating company to provide O&M
                                                                                services contract to Oswego Power LLC
------------------------------------------------------------------------------------------------------------------------------------
NRG PacGen Inc.                              10/28/1997         Delaware        domestic holding company which acquired 100% of
                                                                                the stock of Pacific Generation Company
------------------------------------------------------------------------------------------------------------------------------------
NRG Pacific Corporate Services Pty Ltd       11/19/2001         Australia       Australia corporate services company
------------------------------------------------------------------------------------------------------------------------------------
NRG Pensions Limited                         01/29/2001         United Kingdom  Entity to hold pensions for UK
                                                                                employees/Killingholme
------------------------------------------------------------------------------------------------------------------------------------
NRG Power Marketing Inc.                     08/18/1997         Delaware        holds power marketing license
------------------------------------------------------------------------------------------------------------------------------------
NRG Power Options Inc.                       02/04/2002         Delaware        develops, owns and operates small cogeneration
                                                                                projects in the U.S.
------------------------------------------------------------------------------------------------------------------------------------
NRG Processing Solutions LLC                 08/23/2000         Delaware        formed to own certain assets for the intake,
                                                                                separation, processing and sale of yard waste and
                                                                                separated organize compost (acquire assets from
                                                                                SKB Environmental)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
            SUBSIDIARY NAME                   DATE OF          STATE OF                        DESCRIPTION
                                           INCORPORATION    INCORPORATION
                                           DATE ACQUIRED
------------------------------------------------------------------------------------------------------------------------------------
NRG Rockford Acquisition LLC                 07/06/2001         Delaware        Owner of project companies acquired from Indeck
                                                                                Energy
------------------------------------------------------------------------------------------------------------------------------------
NRG Rockford Equipment II LLC                09/15/2000         Illinois        captive for equipment retailer for Rockford II
                                               Acquired
                                             08/14/2001
------------------------------------------------------------------------------------------------------------------------------------
NRG Rockford Equipment LLC                   02/04/2000         Illinois        captive equipment retailer for Rockford II (no
                                               Acquired                         longer being used)
                                             08/14/2001
------------------------------------------------------------------------------------------------------------------------------------
NRG Rockford II LLC                          09/15/2000         Illinois        owner of Rockford II electric generation project
                                               Acquired
                                             08/14/2001
------------------------------------------------------------------------------------------------------------------------------------
NRG Rockford LLC                             12/14/1999         Illinois        owner of Rockford electric generation project
                                               Acquired
                                             08/14/2001
------------------------------------------------------------------------------------------------------------------------------------
NRG Rocky Road LLC                           10/04/1999         Delaware        special purpose LLC formed to hold the 50%
                                                                                membership interest in Rocky Road LLC (a potential
                                                                                acquisition from Dynegy) (single member LLC)
                                                                                natural gas-fired, simple-cycle peaking facility
                                                                                in East Dundee, Il.
------------------------------------------------------------------------------------------------------------------------------------
NRG Sabine River Works GP LLC                11/13/2000         Delaware        general partner of the Sabine River 450 MW
                                                                                gas-fired cogeneration project under construction
                                                                                in Orange, Texas
------------------------------------------------------------------------------------------------------------------------------------
NRG Sabine River Works LP LLC                11/13/2000         Delaware        limited partner of the Sabine River 450 MW
                                                                                gas-fired cogeneration project under construction
                                                                                in Orange, Texas
------------------------------------------------------------------------------------------------------------------------------------
NRG Saguaro Operations Inc.                  07/16/2001         Delaware        operator of the Saguaro Powre Plant in Henderson,
                                                                                Nevada
------------------------------------------------------------------------------------------------------------------------------------
NRG Services Corporation                     06/06/1996         Delaware        provides payroll and benefits services through
                                                                                service agreements with individual O&M companies
------------------------------------------------------------------------------------------------------------------------------------
NRG South Central Affiliate Services         02/14/2001         Delaware        Payroll company for O&M employees arising out of
Inc.                                                                            acquisition in the south central region.  Will
                                                                                have 50 employees first year.  Also would sign the
                                                                                O&M agreements
------------------------------------------------------------------------------------------------------------------------------------
NRG South Central Generating LLC             01/12/2000         Delaware        special purpose holding company entity to facility
                                                                                central pool financing
------------------------------------------------------------------------------------------------------------------------------------
NRG South Central Operations Inc.            03/29/2001         Delaware        Act as O&M company for the South Central region.
------------------------------------------------------------------------------------------------------------------------------------
NRG Sterlington Power LLC                    11/13/1998         Delaware        entity holding title to 200 MW simply cycle gas
                                                                                peaking facility in Sterlington, Louisiana
------------------------------------------------------------------------------------------------------------------------------------
NRG Sunnyside Operations GP Inc.             02/15/1995         Delaware        general partner in Sunnyside Operations Associates
                                                                                L.P.
------------------------------------------------------------------------------------------------------------------------------------
NRG Sunnyside Operations LP Inc.             02/15/1995         Delaware        limited partner in Sunnyside Operations Associates
                                                                                L.P.
------------------------------------------------------------------------------------------------------------------------------------
NRG Taiwan Holding Company Limited           07/23/2001         Taiwan          Taiwain holding company for 170 MW cogeneration
                                                                                facility in Taiwan, with plans for a 245 MW
                                                                                expansion of the facility and a 490
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
            SUBSIDIARY NAME                   DATE OF          STATE OF                        DESCRIPTION
                                           INCORPORATION    INCORPORATION
                                           DATE ACQUIRED
------------------------------------------------------------------------------------------------------------------------------------
                                                                                MW greenfield project at the Tainan Science-Based
                                                                                Park in Taiwan
------------------------------------------------------------------------------------------------------------------------------------
NRG Telogia Power LLC                        07/18/2001         Delaware        this entity will acquire the stock of Timber
                                                                                Energy Resources Inc., which owns a 14 MW biomass
                                                                                plant located in Florida and chip mill located in
                                                                                Georgia
------------------------------------------------------------------------------------------------------------------------------------
NRG Thermal Corporation                      10/25/1999         Delaware        the sole member of all the llcs under the new
                                                                                thermal restructuring
------------------------------------------------------------------------------------------------------------------------------------
NRG Thermal Operating Services LLC           10/27/1999         Delaware        at this time has no assets
------------------------------------------------------------------------------------------------------------------------------------
NRG Thermal Services Inc.                    07/05/2000         Delaware        This entity will hold the chiller plant assets and
                                                                                diesel services business for NRG Energy Center
                                                                                Harrisburg Inc.
------------------------------------------------------------------------------------------------------------------------------------
NRG Turbines LLC                             08/15/2001         Delaware        owner for financing purposes of certain turbines
                                                                                prior to their assignment to project companies
------------------------------------------------------------------------------------------------------------------------------------
NRG Valmy Power Holdings LLC                 11/15/2000         Delaware        holding company for 50% interest in Valmy Power LLC
------------------------------------------------------------------------------------------------------------------------------------
NRG Valmy Power LLC                          11/15/2000         Delaware        holding company for 50% interest in Valmy Power LLC
------------------------------------------------------------------------------------------------------------------------------------
NRG Victoria I Pty Ltd                       12/10/1996         Australia       international holding company in NRG Victoria II
                                               Acquired                         Pty Ltd and NRG Victoria III Pty Ltd in Australia
                                             02/11/1997
------------------------------------------------------------------------------------------------------------------------------------
NRG Victoria II Pty Ltd                      12/10/1996         Australia       international holding company in NRG Victoria III
                                               Acquired                         Pty Ltd in Australia
                                             02/11/1997
------------------------------------------------------------------------------------------------------------------------------------
NRG Victoria III Pty Ltd                     12/10/1996         Australia       international holding company in Energy
                                               Acquired                         Developments Limited in Australia
                                             02/11/1997
------------------------------------------------------------------------------------------------------------------------------------
NRG Web Mauritius Limited                    02/24/1998         Maritius        Holding company for Kondapalli project in India
                                               Acquired
                                             07/16/2001
------------------------------------------------------------------------------------------------------------------------------------
NRG West Coast Inc.                          06/02/1999         Delaware        to act as holding company for West coast limited
                                                                                liability companies
------------------------------------------------------------------------------------------------------------------------------------
NRG Western Affiliate Services Inc.          08/27/1999         Delaware        manage payroll and benefits for El Segundo and
                                                                                Long Beach
------------------------------------------------------------------------------------------------------------------------------------
NRGenerating (Gibraltar)                     08/11/2000         Gibraltar       Gibraltar entity formed to assist with the
                                                                                NRGIBV/Australian holding structure through
                                                                                Luxembourg
------------------------------------------------------------------------------------------------------------------------------------
NRGenerating Energy Trading Ltd.             02/20/2000         United Kingdom  international power marketing entity held under
                                                                                NRGenerating, Ltd. in England
------------------------------------------------------------------------------------------------------------------------------------
NRGenerating Holdings (No. 1) B.V.           06/12/1995         Netherlands     international holding company in Collinsville
                                                                                Power Joint Venture in Australia
------------------------------------------------------------------------------------------------------------------------------------
NRGenerating Holdings (No. 11) B.V.          07/08/1996         Netherlands     will own assets for Langage Energy Park project in
                                                                                Plymouth England
------------------------------------------------------------------------------------------------------------------------------------
NRGenerating Holdings (No. 13) B.V.          03/17/1999         Netherlands     will own land for power plant on greenfield site
                                                                                at Langage England (f/k/a Plymouth Energy
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
            SUBSIDIARY NAME                   DATE OF          STATE OF                        DESCRIPTION
                                           INCORPORATION    INCORPORATION
                                           DATE ACQUIRED
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Centre)
------------------------------------------------------------------------------------------------------------------------------------
NRGenerating Holdings (No. 14) B.V.          03/17/1999         Netherlands     international holding company registered to do
                                                                                business in Estonia
------------------------------------------------------------------------------------------------------------------------------------
NRGenerating Holdings (No. 15) B.V.          03/17/1999         Netherlands     Dutch holding company registered to do business in
                                                                                England for use with the Killingholme project
------------------------------------------------------------------------------------------------------------------------------------
NRGenerating Holdings (No. 16) B.V.          03/17/1999         Netherlands     inactive - international holding company
                                                                                registered to do business in [HOLD FOR SHAUN]
------------------------------------------------------------------------------------------------------------------------------------
NRGenerating Holdings (No. 17) B.V.          03/17/1999         Netherlands     Dutch holding company registered to do business in
                                                                                TURKEY will hold interest in consortium called KUSEL
                                                                                Kutahya Seyitomer Elektrik Limited Sirketi
------------------------------------------------------------------------------------------------------------------------------------
NRGenerating Holdings (No. 18) B.V.          04/07/2000         Netherlands     international holding company for Rybnik project
                                                                                in Poland
------------------------------------------------------------------------------------------------------------------------------------
NRGenerating Holdings (No. 19) B.V.          04/07/2000         Netherlands     international holding company for project holding
                                                                                company in Taiwan
------------------------------------------------------------------------------------------------------------------------------------
NRGenerating Holdings (No. 2) GmbH           08/15/2000         Switzerland     Swiss holding company for Flinders project in
                                                                                South Australia
------------------------------------------------------------------------------------------------------------------------------------
NRGenerating Holdings (No. 21) B.V.          04/07/2000         Netherlands     International holding company used for the Tosli
                                                                                Investments B.V. merger.
------------------------------------------------------------------------------------------------------------------------------------
NRGenerating Holdings (No. 23) B.V.          04/07/2000         Netherlands     inactive - international holding company
                                                                                registered to do business in  HOLD for TAX
                                                                                (Cubatao)
------------------------------------------------------------------------------------------------------------------------------------
NRGenerating Holdings (No. 24) B.V.          12/15/1995         The Netherlands Former owner of PowerGen's 1/3 interest in
                                               Acquired                         Schkopau and Mibrag
                                             04/12/2001
------------------------------------------------------------------------------------------------------------------------------------
NRGenerating Holdings (No. 3) B.V.           09/04/1995         Netherlands     inactive - Dutch holding company registered to do
                                                                                business in Australia - hold for Flinders bid in
                                                                                Australia (development projects) [HOLD for SHAUN]
------------------------------------------------------------------------------------------------------------------------------------
NRGenerating Holdings (No. 3) GmbH           05/16/2001         Switzerland     Swiss holding company
------------------------------------------------------------------------------------------------------------------------------------
NRGenerating Holdings (No. 4) B.V.           09/04/1995         Netherlands     Dutch holding company in Loy Yang Power Partners,
                                                                                Loy Yang Power Management Pty Ltd and Loy Yang
                                                                                Power Projects Pty Ltd in Australia
------------------------------------------------------------------------------------------------------------------------------------
NRGenerating Holdings (No. 4) GmbH           05/16/2001         Switzerland     Swiss holding company
------------------------------------------------------------------------------------------------------------------------------------
NRGenerating Holdings (No. 5) B.V.           02/09/1996         Netherlands     Dutch holding company in NRG Energeticky Provoz,
                                                                                s.r.o. in the Czech Republic
------------------------------------------------------------------------------------------------------------------------------------
NRGenerating Holdings (No. 6) B.V.           02/09/1996         Netherlands     inactive - Dutch holding company registered to do
                                                                                business in Australia - hold for Ecogen assets in
                                                                                Victoria / Transalta and AGL) [HOLD for SHAUN]
------------------------------------------------------------------------------------------------------------------------------------
NRGenerating Holdings (No. 7) B.V.           03/27/1996         Netherlands     inactive - international holding company for

------------------------------------------------------------------------------------------------------------------------------------
            SUBSIDIARY NAME                   DATE OF          STATE OF                        DESCRIPTION
                                           INCORPORATION    INCORPORATION
                                           DATE ACQUIRED
------------------------------------------------------------------------------------------------------------------------------------
                                                                                West Java O&M company in formation in Indonesia
------------------------------------------------------------------------------------------------------------------------------------
NRGenerating Holdings (No. 8) B.V.           03/27/1996         Netherlands     inactive - international holding company for West
                                                                                Java O&M company in formation in Indonesia
------------------------------------------------------------------------------------------------------------------------------------
NRGenerating Holdings (No. 9) B.V.           03/27/1996         Netherlands     Dutch holding company registered to do business in
                                                                                Turkey for consotrium called Kanel Kangal Elektrik
                                                                                Limited Sirketi
------------------------------------------------------------------------------------------------------------------------------------
NRGenerating Holdings GmbH                   12/03/1999         Switzerland     Swiss holding company for SLAP.
------------------------------------------------------------------------------------------------------------------------------------
NRGenerating II (Gibraltar)                  10/06/2000         Gibraltar       inactive - Gibraltar entity formed to assist with
                                                                                the ___________ holding structure through
                                                                                Luxembourg
------------------------------------------------------------------------------------------------------------------------------------
NRGenerating III (Gibraltar)                 10/06/2000         Gibraltar       inactive - Gibraltar entity formed to assist with
                                                                                the ___________ holding structure through
                                                                                Luxembourg
------------------------------------------------------------------------------------------------------------------------------------
NRGenerating International B.V.              07/15/1993         Netherlands     Dutch holding company
------------------------------------------------------------------------------------------------------------------------------------
NRGenerating IV (Gibraltar)                  08/30/2001         Gibraltar       Gibraltar entity formed to assist with the Foreign
                                                                                Reorganization holding structure
------------------------------------------------------------------------------------------------------------------------------------
NRGenerating Luxembourg (No. 1) S.a.r.l.     08/08/2000         Luxembourg      Luxembourg holding company.
------------------------------------------------------------------------------------------------------------------------------------
NRGenerating Luxembourg (No. 2) S.a.r.l.     08/08/2000         Luxembourg      Luxembourg holding company.
------------------------------------------------------------------------------------------------------------------------------------
NRGenerating Luxembourg (No. 3) S.a.r.l.                        Luxembourg      Luxembourg entity formed to hold Csepel
                                                                                Shareholder Loans
------------------------------------------------------------------------------------------------------------------------------------
NRGenerating Luxembourg (No. 4) S.a.r.l.     10/01/1999         Luxembourg      Luxembourg holding company.
------------------------------------------------------------------------------------------------------------------------------------
NRGenerating Luxembourg (No. 5) S.a.r.l.     10/01/1999         Luxembourg      Luxembourg holding company.
------------------------------------------------------------------------------------------------------------------------------------
NRGenerating Luxembourg (No. 6) S.a.r.l.     10/26/2001         Luxembourg      Luxembourg holding company.
------------------------------------------------------------------------------------------------------------------------------------
NRGenerating Rupali B.V.                     06/12/1995         Netherlands     inactive - international holding company for
                                                                                Rupali oil fired power plant bid in Pakistan
------------------------------------------------------------------------------------------------------------------------------------
NRGenerating, Ltd.                           01/04/2000         United Kingdom  UK holding company for Killingholme structure in
                                               Acquired                         England
                                             01/28/2001
------------------------------------------------------------------------------------------------------------------------------------
O Brien Biogas (Mazzaro), Inc.               02/26/1990         Delaware        landfill gas collection system for project in
                                               Acquired                         Pennsylvania
                                             04/30/1996
------------------------------------------------------------------------------------------------------------------------------------
O Brien Biogas IV LLC                        07/08/1997         Delaware        landfill gas fueled power generation for Edgeboro
                                                                                project in New Jersey
------------------------------------------------------------------------------------------------------------------------------------
O Brien Cogeneration, Inc. II                12/31/1985         Delaware        general partner in O'Brien California Cogen Limited
                                               Acquired
                                             04/30/1996
------------------------------------------------------------------------------------------------------------------------------------
O Brien Standby Power Energy, Inc.           12/06/1988         Delaware        landfill gas fueled power generation for SKB
                                               Acquired                         project in Pennsylvania
                                             04/30/1996
------------------------------------------------------------------------------------------------------------------------------------
Okeechobee Power I, Inc.                     02/05/1992         Delaware        general partner in Cypress Energy Partners,
                                                                                Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------
Okeechobee Power II, Inc.                    02/05/1992         Delaware        general partner in Kissimee Power Partners,
                                                                                Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------
Okeechobee Power III, Inc.                   02/05/1992         Delaware        limited partner in Kissimee Power Partners,
                                                                                Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
            SUBSIDIARY NAME                   DATE OF          STATE OF                        DESCRIPTION
                                           INCORPORATION    INCORPORATION
                                           DATE ACQUIRED
------------------------------------------------------------------------------------------------------------------------------------
ONSITE Energy, Inc.                          01/22/1986         Oregon          domestic holding company for ONSITE Soledad, Inc.
                                               Acquired                         and ONSITE Marianas Corporation; also indirectly
                                             11/01/1997                         holds general partner interest in Mt. Poso project
                                                                                and limited partner interest in Turners Falls
                                                                                project
------------------------------------------------------------------------------------------------------------------------------------
ONSITE Marianas Corporation                  04/06/1988         Commonwealth    inactive - owned and operated Marianas solar
                                               Acquired         of the          energy plant in the Commonwealth of Northern
                                             11/01/1997         Northern        Mariana Islands in Pacific Ocean
                                                                Marianas
                                                                Islands
------------------------------------------------------------------------------------------------------------------------------------
ONSITE/US Power Limited Partnership No. 1    10/02/1987         Oregon          inactive - owned Crossroads cogeneration facility
                                               Acquired                         in New Jersey
                                             11/01/1997
------------------------------------------------------------------------------------------------------------------------------------
Orrington Waste, Ltd. Limited                01/13/1993         Oregon          provides waste disposal services to municipalities
Partnership                                    Acquired                         to be delivered to waste disposal operators in
                                             11/01/1997                         Maine, including Penobscot Energy Recovery Company
------------------------------------------------------------------------------------------------------------------------------------
Oswego Harbor Power LLC                      03/30/1999         Delaware        This company was formed for the purpose of
                                                                                acquiring, operating and owning two, 850 MW
                                                                                oil-fired operating units and four retired units
------------------------------------------------------------------------------------------------------------------------------------
OU Nrg Energy Est                            07/14/2000         Estonia         provides international business development
                                                                                services in Estonia
------------------------------------------------------------------------------------------------------------------------------------
P.T. Dayalistrik Pratama                     05/15/1996         Indonesia       will own and construct West Java coal fired power
                                                                                plant in Indonesia
------------------------------------------------------------------------------------------------------------------------------------
Pacific Crockett Energy, Inc.                02/06/1997         Utah            general partner in Crockett Cogeneration, A
                                               Acquired                         California Limited Partnership
                                             11/01/1997
------------------------------------------------------------------------------------------------------------------------------------
Pacific Crockett Holdings, Inc.              02/14/1991         Oregon          domestic holding company for Pacific Crockett
                                               Acquired                         Energy, Inc.
                                             11/01/1997
------------------------------------------------------------------------------------------------------------------------------------
Pacific Generation Company                   08/03/1984         Oregon          domestic holding company acquired by NRG (formerly
                                               Acquired                         a wholly owned subsidiary of PacifiCorp Holdings,
                                             11/01/1997                         Inc. which developed, built, owned, operated and
                                                                                managed energy production facilities); also a
                                                                                limited partner in Camas Power Boiler Limited
                                                                                Partnership
------------------------------------------------------------------------------------------------------------------------------------
Pacific Generation Development Company       01/12/1995         Oregon          inactive - provided domestic business development
                                               Acquired                         services
                                             11/01/1997
------------------------------------------------------------------------------------------------------------------------------------
Pacific Generation Holdings Company          01/12/1995         Oregon          domestic holding company for Pacific Generation
                                               Acquired                         Funding and Pacific Recycling Energy; holds
                                                                                limited partner interests in Carolina Energy, Ltd
                                                                                Ptshp and Project Finance Fund III; and indirectly
                                                                                holds general partner interest in Kingston Cogen Ltd
                                                                                Ptshp
------------------------------------------------------------------------------------------------------------------------------------
Pacific Generation Resources Company         11/21/1991         Oregon          domestic holding company which holds limited
                                               Acquired                         partner interest in Long Island Cogeneration,
                                             11/01/1997                         L.P.; holds limited and general partner
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
            SUBSIDIARY NAME                   DATE OF          STATE OF                        DESCRIPTION
                                           INCORPORATION    INCORPORATION
                                           DATE ACQUIRED
------------------------------------------------------------------------------------------------------------------------------------
                                                                                interests in Curtis/Palmer, Windpower 87 and
                                                                                Windpower 88 projects; general partner in ENI
                                                                                Chester, Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------
Pacific Kingston Energy, Inc.                12/21/1995         Canada          general partner in Kingston Cogeneration Limited
                                               Acquired         (Ontario)       Partnership
                                             11/01/1997
------------------------------------------------------------------------------------------------------------------------------------
Pacific Orrington Energy, Inc.               11/24/1992         Oregon          holds general and limited partner interests in
                                               Acquired                         Orrington Waste, Ltd., Limited Partnership
                                             11/01/1997
------------------------------------------------------------------------------------------------------------------------------------
Pacific-Mt. Poso Corporation                 06/08/1987         Oregon          general partner in Mt. Poso Cogeneration Company,
                                               Acquired                         A California Limited Partnership
                                             11/01/1997
------------------------------------------------------------------------------------------------------------------------------------
Penobscot Energy Recovery Company,           08/15/1985         Maine           owns waste-to-energy facility in Orrington, Maine
Limited Partnership                            Acquired
                                             11/01/1997
------------------------------------------------------------------------------------------------------------------------------------
Power Operations, Inc.                       11/06/1996         Delaware        provides O&M services for Artesia, Cadillac,
                                               Acquired                         Newark and Parlin projects
                                             01/01/1997
------------------------------------------------------------------------------------------------------------------------------------
Project Finance Fund III, L.P.               10/28/1994         Delaware        funding vehicle for various (primarily)
                                               Acquired                         international operating projects
                                             11/01/1997
------------------------------------------------------------------------------------------------------------------------------------
Prva Regulacna s.r.o.                        08/10/1998         Slovakia        Slovakian branch of Entrade GmbH
                                               Acquired
                                             10/26/2000
------------------------------------------------------------------------------------------------------------------------------------
Pyro-Pacific Operating Company               06/19/1987         California      operates Mt. Poso cogeneration facility in
                                               Acquired                         California
                                             11/01/1997
------------------------------------------------------------------------------------------------------------------------------------
Reid Gardner Power LLC                       11/15/2000         Delaware        605 MW four coal-fired units of the Reid Gardner
                                                                                power station and certain other related assets in
                                                                                Nevada
------------------------------------------------------------------------------------------------------------------------------------
Rocky Road Power, LLC                                           Delaware        holding ownership in generation facility in Dundee,
                                                                                Illinois.
------------------------------------------------------------------------------------------------------------------------------------
Rybnik (Gibraltar)                           09/27/2000         Gibraltar       Gibraltar branch for Rybnik project
------------------------------------------------------------------------------------------------------------------------------------
Rybnik Power B.V.                            03/17/1999         Netherlands     international holding company for Rybnik project
                                                                                in Poland
------------------------------------------------------------------------------------------------------------------------------------
Saale Energie GmbH                           11/10/1993         Germany         German holding company in Kraftwerk Schkopau
                                                                                Betriebsgesellschaft mbH, Kraftwerk Schkopau GbR
                                                                                and Saale Energie Services GmbH
------------------------------------------------------------------------------------------------------------------------------------
Saale Energie Services GmbH                  12/16/1994         Germany         provides consulting services to MIBRAG (Germany)
------------------------------------------------------------------------------------------------------------------------------------
Sachsen Holding B.V.                         02/04/1994         Netherlands     Dutch holding company ifor P.T. Dayalistrik
                                                                                Pratama in Indonesia
------------------------------------------------------------------------------------------------------------------------------------
Saguaro Power Company, a Limited             04/10/1989         California      owns a combined cycle cogen facility in Henderson,
Partnership                                                                     Nevada
------------------------------------------------------------------------------------------------------------------------------------
Saguaro Power LLC                            07/16/2001         Delaware        get information from David Fisfis
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San Bernardino Landfill Gas Limited          09/18/1997         California      limited partner to landfill gas collection system
Partnership, a California limited                                               for project in California
partnership
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San Joaquin Valley Energy I, Inc.            01/21/1992         California      general partner in San Joaquin Valley Energy
                                                                                Partners I, L.P.
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San Joaquin Valley Energy IV, Inc.           04/29/1992         California      general partner in San Joaquin Valley Energy
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

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            SUBSIDIARY NAME                   DATE OF          STATE OF                        DESCRIPTION
                                           INCORPORATION    INCORPORATION
                                           DATE ACQUIRED
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Partners IV, L.P. and Bioconversion Partners, L.P.
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San Joaquin Valley Energy Partners I,        04/30/1992         California      owns and operates three biomass waste-fuel power
L.P.                                                                            plants (Chowchilla II, El Nido and Madera) in
                                                                                California
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Scudder Latin American Power I-C L.D.C.      07/05/1995         Cayman Islands, investment company which owns (primarily passive)
                                                                British West    investments in Latin American power projects
                                                                Indies
------------------------------------------------------------------------------------------------------------------------------------
Scudder Latin American Power II-C L.D.C.     12/15/1997         Cayman Islands, investment company which owns (primarily passive)
                                                                British West    investments in Latin American power projects -
                                                                Indies          phase II
------------------------------------------------------------------------------------------------------------------------------------
Scudder Latin American Power                 12/15/1997         Cayman Islands, investment company which owns (primarily passive)
II-Corporation A                                                British West    investments in Latin American power projects -
                                                                Indies          phase II
------------------------------------------------------------------------------------------------------------------------------------
Scudder Latin American Power                 12/15/1997         Cayman Islands, investment company which owns (primarily passive)
II-Corporation B                                                British West    investments in Latin American power projects -
                                                                Indies          phase II
------------------------------------------------------------------------------------------------------------------------------------
Scudder Latin American Power II-P L.D.C.     12/15/1997         Cayman Islands, investment company which owns (primarily passive)
                                                                British West    investments in Latin American power projects -
                                                                Indies          phase II
------------------------------------------------------------------------------------------------------------------------------------
Scudder Latin American Power I-P L.D.C.      07/05/1995         Cayman Islands, investment company which owns (primarily passive)
                                                                British West    investments in Latin American power projects
                                                                Indies
------------------------------------------------------------------------------------------------------------------------------------
Somerset Operations Inc.                     11/17/1998         Delaware        proposed operator for Somerset coal fired power
                                                                                plant in Massachusetts
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Somerset Power LLC                           11/17/1998         Delaware        This company was formed for the purpose of
                                                                                acquiring, operating and owning the electric
                                                                                generating plant in Somerset, Massachusetts
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South Central Generation Holding LLC         01/12/2000         Delaware        to hold 50% interest in NRG Central Generating LLC
                                                                                (issuer in the Cajun deal)
------------------------------------------------------------------------------------------------------------------------------------
Southwest Generation LLC                     11/15/2000         Delaware        holding company for Clark and Reid Gardner project
                                                                                companies
------------------------------------------------------------------------------------------------------------------------------------
Southwest Power Holdings LLC                 11/15/2000         Delaware        holding company for Southwest Generation LLC and
                                                                                Clark and Reid Gardner project in Nevada
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SRW Cogeneration Limited Partnership         11/29/1999         Delaware        owner of the Sabine River 450 MW gas-fired
                                               Acquired                         cogeneration project in Orange, Texas
                                             11/27/2000
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Statoil Energy Power/Pennsylvania, Inc.      11/21/1991         Pennsylvania
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Sterling (Gibraltar)                         02/08/2000         Gibraltar       Gibraltar entity formed to assist with the
                                                                                NRGenerating, Ltd./UK holding structure through
                                                                                Luxembourg
------------------------------------------------------------------------------------------------------------------------------------
Sterling Luxembourg (No. 1) s.a.r.l.         02/11/2000         Luxembourg      Luxembourg entity formed to hold Luxco2 as
------------------------------------------------------------------------------------------------------------------------------------

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            SUBSIDIARY NAME                   DATE OF          STATE OF                        DESCRIPTION
                                           INCORPORATION    INCORPORATION
                                           DATE ACQUIRED
------------------------------------------------------------------------------------------------------------------------------------
                                                                                a part of the NRGenerating, Ltd. holding structure
                                                                                in the UK
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Sterling Luxembourg (No. 2) s.a.r.l.         02/11/2000         Luxembourg      Luxembourg entity formed to hold the Swiss branch
                                                                                as a part of the NRGenerating, Ltd. holding
                                                                                structure in the UK
------------------------------------------------------------------------------------------------------------------------------------
Sterling Luxembourg (No. 3) s.a.r.l.         03/10/2000         Luxembourg      Luxembourg entity formed as a part of the Sterling
                                                                                holding structure in the UK.
------------------------------------------------------------------------------------------------------------------------------------
Sterling Luxembourg (No. 4) s.a.r.l.         03/10/2000         Luxembourg      Luxembourg entity formed as a part of the Sterling
                                                                                holding structure in the UK.
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STS Hydropower Ltd.                          08/11/1987         Michigan        owns and operates hydroelectric projects in
                                               Acquired                         California, Colorado, Michigan, Virginia and
                                             12/19/1994                         Washington
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Suncook Energy LLC                           10/14/1997         Delaware        landfill gas fueled power generation for Nashua
                                                                                project in New Hampshire
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Sunnyside Operations Associates L.P.         02/15/1995         Delaware        operates waste coal power plant in Utah
------------------------------------------------------------------------------------------------------------------------------------
Sunshine State Power (No. 2) B.V.            02/24/1994         Netherlands     Dutch holding company which holds a 17.5%
                                                                                undivided interest in Gladstone Power Station
                                                                                Joint Venture in Australia
------------------------------------------------------------------------------------------------------------------------------------
Sunshine State Power B.V.                    11/11/1993         Netherlands     Dutch holding company which holds a 20% undivided
                                                                                interest in Gladstone Power Station Joint Venture
                                                                                in Australia
------------------------------------------------------------------------------------------------------------------------------------
Tacoma Energy Recovery Company               06/24/1999         Delaware        operate and manage power plant for City of Tacoma
------------------------------------------------------------------------------------------------------------------------------------
Telogia Power Inc.                           07/31/2001         Delaware        owns 100% of the stock of Timber Energy Resources,
                                                                                Inc.
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Termo Santander Holding (Alpha), L.L.C.                                         entity formed to purchase and thereafter sell
                                                                                certain equipment to Rocky Road Power, LLC
------------------------------------------------------------------------------------------------------------------------------------
TermoRio S.A.                                10/14/1999         Brazil          1040 MW gas-fired cogeneration project in Rio de
                                               Acquired                         Janeiro State, Brazil
                                             09/06/2001
------------------------------------------------------------------------------------------------------------------------------------
The PowerSmith Cogeneration Project,         09/03/1987         Delaware        owns PowerSmith cogeneration facility in Oklahoma
Limited Partnership                            Acquired
                                             11/01/1997
------------------------------------------------------------------------------------------------------------------------------------
Timber Energy Resources, Inc.                07/18/1984         Texas           owns power plant and chip mill assets in FL & GA
                                               Acquired
                                             08/02/2001
------------------------------------------------------------------------------------------------------------------------------------
Tosli (Gibraltar) B.V.                       05/24/1999         Netherlands     Dutch holding company
------------------------------------------------------------------------------------------------------------------------------------
Tosli Acquisition B.V.                       05/28/1999         Netherlands     Dutch holding company for Itiquira project
------------------------------------------------------------------------------------------------------------------------------------
Turners Falls Limited Partnership              Acquired         Massachusetts   owns Turners Falls cogeneration facility in
                                             11/01/1997                         Massachusetts
------------------------------------------------------------------------------------------------------------------------------------
Valmy Power LLC                              10/16/2000         Delaware        holding company for NRG's 50% interest in the two
                                                                                coal-fired units of the Valmy power station (which
                                                                                SPR owns jointly with Idaho Power Company), and
                                                                                its 100% interest in two related gas and oil fired
                                                                                units, together with certain other related assets
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

------------------------------------------------------------------------------------------------------------------------------------
            SUBSIDIARY NAME                   DATE OF          STATE OF                        DESCRIPTION
                                           INCORPORATION    INCORPORATION
                                           DATE ACQUIRED
------------------------------------------------------------------------------------------------------------------------------------
Vienna Operations Inc.                       05/08/2000         Delaware        to act as a special purpose operating company to
                                                                                provide O&M services pursuant to a contract with
                                                                                Vienna Power LLC
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Vienna Power LLC                             05/08/2000         Delaware        entity holding title to 170 MW oil fired
                                                                                generating station located in Vienna, Maryland
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Wainstones Power Limited                     11/10/1997         United Kingdom  will build, own and operate 800MW combined cycle gas turbine power plant on greenfield site at
                                                                                Langage England (f/k/a Plymouth Energy Centre)
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WCP (Generation) Holdings LLC                06/17/1999         Delaware        Holding company for West Coast Financing
------------------------------------------------------------------------------------------------------------------------------------
West Coast Power LLC                         02/09/1999         Delaware        West coast holding company entity designed to
                                                                                facilitate west coast asset pool financing (El
                                                                                Segundo,Long Beach,Cabrill I&II)
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